Form N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-3668
                                    --------

                         The Wright Managed Income Trust
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            Eaton Vance Management
               Two International Place, Boston, Massachusetts 02110
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                    (Address of Principal Executive Offices)

                                Janet E. Sanders
  Eaton Vance Management, Two International Place, Boston, Massachusetts 02110
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                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                   December 31
                                  -------------
                             Date of Fiscal Year End

                                  June 30, 2009
                                 ----------------
                            Date of Reporting Period

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ITEM 1. REPORTS TO STOCKHOLDERS

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS

                           SEMI-ANNUAL REPORT

                           JUNE 30, 2009

                  THE WRIGHT MANAGED EQUITY TRUST

                           o   Wright Selected Blue Chip Equities Fund
                           o   Wright Major Blue Chip Equities Fund
                           o   Wright International Blue Chip Equities Fund

                  THE WRIGHT MANAGED INCOME TRUST

                           o   Wright Total Return Bond Fund
                           o   Wright Current Income Fund

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS CONSIST OF THREE EQUITY FUNDS FROM THE WRIGHT MANAGED EQUITY TRUST AND TWO FIXED INCOME FUNDS FROM THE WRIGHT MANAGED INCOME TRUST. EACH OF THE FIVE FUNDS HAVE DISTINCT INVESTMENT OBJECTIVES AND POLICIES. THEY CAN BE USED INDIVIDUALLY OR IN COMBINATION TO ACHIEVE
VIRTUALLY ANY OBJECTIVE. FURTHER, AS THEY ARE ALL "NO-LOAD" FUNDS (NO COMMISSIONS OR SALES CHARGES), PORTFOLIO ALLOCATION STRATEGIES CAN BE ALTERED AS DESIRED TO MEET CHANGING MARKET CONDITIONS OR CHANGING REQUIREMENTS WITHOUT INCURRING ANY SALES CHARGES.

APPROVED WRIGHT INVESTMENT LIST

Securities selected for investment in these funds are chosen mainly from a list of "investment grade" companies maintained by Wright Investors' Service ("Wright" or the "Adviser"). Over 31,000 global companies (covering 63 countries) in Wright's database are screened as new data becomes available to determine any eligible additions or deletions to the list. The qualifications for inclusion as "investment grade" are companies that meet Wright's Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability & stability and growth. In addition, securities, which are not included in Wright's "investment grade" list, may also be selected from companies in the fund's specific benchmark (up to 20% of the market value of the portfolio) in order to achieve broad diversification. Different quality criteria may apply for the different funds. For example, the companies in the Major Blue Chip Fund would require a higher Investment Acceptance rating than the companies in the Selected Blue Chip Fund.

THREE EQUITY FUNDS

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC) (the Fund) seeks to enhance total investment return through price appreciation plus income. The Fund's portfolio is characterized as a blend of growth and value stocks. The market capitalization of the companies is typically between $1-$10 billion at the time of the Fund's investment. The Adviser seeks to outperform the Standard & Poor's 400 Index (S&P 400) by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC) (the Fund) seeks to enhance total investment return through price appreciation plus income by providing a broadly diversified portfolio of equities of larger well-established companies with market values of $10 billion or more. The Adviser seeks to outperform the Standard & Poor's 500 Index (S&P 500) by selecting stocks, using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC) (the Fund) seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of well-established, non-U.S. companies. The Fund may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts
(ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment. The Adviser seeks to outperform the MSCI Developed World ex U.S. Index by selecting stocks using fundamental company analysis and company-specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries, sectors and countries.

TWO FIXED-INCOME FUNDS

WRIGHT TOTAL RETURN BOND FUND (WTRB) (the Fund) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return (i.e. the total of ordinary income plus capital appreciation). Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. The Fund's benchmark is the Barclays Capital U.S. Aggregate Bond Index.

WRIGHT CURRENT INCOME FUND (WCIF) (the Fund) may be invested in a variety of securities and may use a number of strategies, including GNMAs, to produce a high level of income with reasonable stability of principal. The Fund reinvests all principal payments. Dividends are accrued daily and paid monthly. The Fund's benchmark is the Barclays Capital GNMA Backed Bond Index.

TABLE OF CONTENTS
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INVESTMENT OBJECTIVES................................inside front & back cover
LETTER TO SHAREHOLDER........................................................2
MANAGEMENT DISCUSSION........................................................4
FUND EXPENSES................................................................9
BOARD OF TRUSTEES ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT......57
IMPORTANT NOTICES REGARDING PRIVACY, DELIVERY OF SHAREHOLDER DOCUMENTS,
  PORTFOLIO HOLDINGS AND PROXY VOTING.......................................58

                       FINANCIAL STATEMENTS

THE WRIGHT MANAGED EQUITY TRUST
   WRIGHT SELECTED BLUE CHIP EQUITIES FUND

     Portfolio of Investments..................11
     Statement of Assets and Liabilities.......14
     Statement of Operations...................14
     Statements of Changes in Net Assets.......15
     Financial Highlights......................16

   WRIGHT MAJOR BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................17
     Statement of Assets and Liabilities.......20
     Statement of Operations...................20
     Statements of Changes in Net Assets.......21
     Financial Highlights......................22

   WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................23
     Statement of Assets and Liabilities.......26
     Statement of Operations...................26
     Statements of Changes in Net Assets.......27
     Financial Highlights......................28

   NOTES TO FINANCIAL STATEMENTS...............29


THE WRIGHT MANAGED INCOME TRUST
   WRIGHT TOTAL RETURN BOND FUND

     Portfolio of Investments..................36
     Statement of Assets and Liabilities.......41
     Statement of Operations...................41
     Statements of Changes in Net Assets.......42
     Financial Highlights......................43

   WRIGHT CURRENT INCOME FUND
     Portfolio of Investments..................44
     Statement of Assets and Liabilities.......48
     Statement of Operations...................48
     Statements of Changes in Net Assets.......49
     Financial Highlights......................50

   NOTES TO FINANCIAL STATEMENTS...............51

LETTER TO SHAREHOLDERS
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                                                           July 2009


Dear Shareholders:

         The second quarter of 2009 saw the best stock market returns for any quarter since 1998, as the global economic nosedive started to show signs of reversing. For the S&P 500, which had a total return of nearly 16%, each month of the quarter had a positive return - although as is often the case early in a bull market, the monthly returns diminished as investors put distance between themselves and the March 9 bottom: April, +9.6%; May, +5.6%; June, +0.2%. On an equal-weighted basis, the average second-quarter return for the S&P 500 constituents was 25%, the best result in at least 20 years. This disparity between the S&P 500 benchmark and the equal-weighted S&P 500 points up the superior performance of smaller-cap stocks during the second quarter. Foreign stocks were also generally ahead of the U.S. stock market, especially after the dollar's 7% depreciation in the quarter.

         In the economy, the most recent data suggest that recovery will not proceed in a straight line. (When does it ever?) As bad as the global economic slump has been, though, the combined effects of massive economic stimulus, pent-up demand, balance sheet repair, and the mere passage of time are putting in place the stuff of recovery. At midyear, the recession is now 18 months in duration, the longest since the 1930s and on a par with the recessions of 1973-74 and 1981-82 in severity. Our view is that the recession's end will come in 2009's third or fourth quarter. This would put the stock market's March bottom some four to eight months ahead of the start of economic recovery, a lead that is consistent with the historical record of stocks as a leading economic indicator.

         Money market liquidity continues to normalize, and the credit market has moved in the direction of normalcy as well. Although spreads have tightened some, yield spreads on corporate securities relative to Treasurys remain elevated. While wide spreads on the one hand mean that bond investors do not entirely endorse the rally in stock prices, they also provide an investment opportunity for fixed-income and balanced account investors. Credit woes were the proximate cause of the bear market of 2007-09, much as credit excesses created the real estate bubble preceding it, so the return of the credit market to good health is a necessary condition for the current stock market rally to be sustained, in our view. In the aggregate, nonfinancial corporations have shown a fair amount of fiscal discipline in an age of excess; the outstanding debt of nonfinancial corporate business was 51% of GDP at the end of March, up from 47% in 2000 - easily the smallest increase of any major sector of the U.S. economy. It stands to reason that deleveraging throughout the economy might act as a governor on GDP growth in the near to intermediate term, which suggests credit rating downgrades may stay heavy. Further down the road, stronger corporate balance sheets should make for less risk for investors in credit, even as the Treasury yield curve rises with the massive government borrowing to come.

         At its June high, the S&P 500 had risen 40% off the March bottom, one of the steepest market rallies in more than 50 years. At first glance, the speed of the market's climb might seem inappropriate given the still considerable difficulties facing the economy. But in view of the stock market's role as discounting mechanism for the economy and corporate profits, and given the fact that we have now endured two major bear markets in the space of nine years, the rally no longer looks so strange. Might we fall back to and below the market's March lows? That eventuality is a very low probability, in our view. Should worse come to worst, of course, even a repeat of the Great Depression cannot be ruled out. But liquidity (improved), credit (improved) and volatility (reduced) suggest otherwise, as does the occasional economic indictor - e.g., May's surprisingly good rise in durable goods orders. Investors are clearly more inclined to take risks this year, which explains how emerging markets outdistanced developed markets and how high yield bonds have led in the credit markets.

         The fact that investors are less averse to risk also helps explain the dollar's 7% decline against a basket of foreign currencies during the second quarter and why Treasurys were the weakest sector of the bond market. These results were no doubt also influenced by the gaping federal deficit, which put a net $175 billion of new Treasurys onto the market during Q2 ($340 billion in new issuance less $165 billion of Treasurys purchased by the Federal Reserve (the "Fed") as part of its open market operations). Despite the Fed's program of buying Treasurys, Agencys and Mortgages, 10-year Treasury bond yields increased 87 basis points during the quarter and rates on two-year T-notes rose 31 basis points, an increase restrained by the Federal Reserve's commitment to holding short-term interest rates low for "an extended period." With big trade and budget deficits looming for years to come, the value of the dollar will probably be subject to gradual erosion against the major foreign currencies. We also see some modest downside to Treasury bond prices ahead, although the growing supply of government bonds should be partly offset by shrinking supply on the private side of the economy.

         Wright forecasts that the 2008-09 recession will end in this year's second half. We also believe that the economic recovery will take some time before it pushes GDP back to its trend growth rate of 2.5%. Inventory rebuilding, a recovery of sorts in housing, and the release of pent-up consumer demand will be driven by the cumulative effects of two years of aggressive monetary and fiscal policy stimuli that should become increasingly apparent as 2009 winds down. The risk of rising inflation is minimal for the short to intermediate term since, as noted three months ago, there is too much slack in world resource utilization to get too excited about inflation in 2009 or 2010.

         As decades of excessive use of debt throughout the U.S. economy are unwound, a period of GDP and earnings growth below the economy's long-term norms seems a reasonable expectation. Does it follow that stock returns will likewise be below normal? Perhaps so, but the legacy of two major bear markets in one decade is that return expectations for stocks have been beaten down. Stock prices dramatically overshot corporate earnings in the violent decline seen late last year and early in 2009, much as they overshot on the upside nine years earlier. We would not be surprised if over the next several years stocks produce above-average investment returns in real terms. If you have any questions or suggestions on how we can better serve your investment and wealth management needs, please let us know.

                                                      Sincerely,


                                                      s/s Peter M.Donovsn
                                                      --------------------
                                                      Peter M. Donovan
                                                      Chairman & CEO

MANAGEMENT DISCUSSION
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EQUITY FUNDS

THE SECOND QUARTER OF 2009 WAS THE BEST QUARTER FOR EQUITIES IN MORE THAN 10 YEARS. TO PUT THE S&P 500'S 16% RETURN FOR THE QUARTER IN PERSPECTIVE, THE RALLY THAT BEGAN IN MARCH FOLLOWED A BEAR MARKET THAT TOOK THE S&P 500 DOWN 57% FROM ITS 2007 PEAK - A PLUNGE WHICH MOST INVESTORS DON'T NEED TO BE REMINDED OF. THE IMPROVED CONFIDENCE THAT THE STOCK MARKET RALLY REFLECTED WAS NOT BASED JUST ON WISHFUL THINKING. REPORTS OF IMPROVEMENT IN THE FINANCIAL CONDITION OF THE BANKING SECTOR HELPED KICK OFF THE RALLY. LATER IN THE QUARTER, SOME FINANCIAL INSTITUTIONS BEGAN TO PAY BACK THE TARP FUNDS LOANED TO THEM BY THE GOVERNMENT TO BOLSTER CONFIDENCE IN THE BANKING SYSTEM. THE MARKETS RESPONDED POSITIVELY TO THE FED'S PURCHASES OF TREASURY AND MORTGAGE SECURITIES TO ADD LIQUIDITY TO THE FINANCIAL MARKETS. AT THE SAME TIME IT WAS DOING THIS, THE FED WAS ABLE TO WITHDRAW SOME OF THE LIQUIDITY IT HAD PROVIDED TO SUPPORT THE SHORT-TERM CREDIT MARKETS - AN INDICATION THAT THE FUNCTIONING OF THE FINANCIAL MARKETS WAS MOVING TOWARD NORMAL - AND REDUCE ITS DIRECT LENDING TO BANKS. THE BANKRUPTCIES OF CHRYSLER AND GENERAL MOTORS DIDN'T PUT MUCH OF AN OBSTACLE IN THE STOCK MARKET'S WAY, PERHAPS REFLECTING RELIEF THAT THE "WILL THEY OR WON'T THEY" QUESTION WAS FINALLY RESOLVED. WHILE CONFIDENCE IN THE FINANCIAL SYSTEM WAS GROWING, ECONOMIC DATA BEGAN TO SHOW THE FIRST MODEST "GREEN SHOOTS" OF RECOVERY, SIGNS THAT EMPLOYMENT, HOUSING AND MANUFACTURING, THOUGH NOT YET ON AN UPSWING, MAY BE STABILIZING.

AT ITS PEAK ON JUNE 12, THE S&P 500 WAS UP 40% IN PRICE IN THE THREE MONTHS FROM ITS MARCH LOW. AS IMPRESSIVE AS IT WAS, THE S&P 500'S 16% RETURN FOR THE SECOND QUARTER OF 2009 WAS OUTDONE BY NASDAQ'S 20% RETURN; THE DOW LAGGED BUT WAS STILL IN DOUBLE-DIGITS WITH A 12% RETURN FOR THE QUARTER. THEIR STRONG SHOWINGS IN Q2 WERE ENOUGH TO PUT THE S&P 500 AND NASDAQ IN POSITIVE TERRITORY FOR THE YEAR TO DATE, WITH RETURNS OF 3.2% AND 16.4%, RESPECTIVELY; THE DOW ENDED THE HALF STILL ABOUT 2% BEHIND FOR THE YEAR. IN A SIGN OF GROWING CONFIDENCE, INVESTORS WERE PARTIAL TO SMALLER STOCKS IN Q2, WITH THE S&P MIDCAP 400 JUMPING NEARLY 19% FOR THE QUARTER WHILE THE SMALLCAP 600 ADDED 21%. THE MIDCAPS WERE AHEAD OF THE S&P 500'S 3.2% RETURN FOR THE FIRST SIX MONTHS OF 2009 WITH AN 8.5% GAIN, WHILE THE SMALLCAPS LAGGED WITH A RETURN OF LESS THAN 1% YEAR TO DATE. THE STRENGTH OF THE STOCK MARKET FROM ITS MARCH LOW WAS BROAD BASED. FINANCIAL STOCKS, BEATEN DOWN THE MOST DURING THE BEAR MARKET, INCREASED BY NEARLY 35% IN PRICE IN THE APRIL-JUNE QUARTER. INTERNATIONAL STOCK MARKETS IN THE AGGREGATE OUTPERFORMED THE S&P 500 IN THE SECOND QUARTER OF 2009. THE MSCI WORLD EX U.S. STOCK MARKET INDEX RETURNED 17% IN LOCAL CURRENCIES IN THE QUARTER. IN A REVERSAL OF THE STRONG DOLLAR EFFECT IN 2008 AND THE FIRST QUARTER, Q2'S DOLLAR DEPRECIATION AGAINST THE CURRENCIES IN THE MSCI WORLD EX U.S. INDEX BENEFITTED THE RETURN TO DOLLAR-BASED INVESTORS. THE MSCI WORLD EX U.S. INDEX RETURNED NEARLY 26% IN DOLLAR TERMS IN Q2, BRINGING ITS YEAR-TO-DATE GAIN TO 9.3%, NEARLY TRIPLE THE RETURN OF THE S&P 500. THE MSCI'S EMERGING MARKETS INDEX RETURNED 35% IN DOLLARS IN Q2.

AT ABOUT 14 TIMES EXPECTED NEXT 12 MONTHS' EARNINGS AT JUNE 30, THE S&P 500'S P/E MULTIPLE WAS BELOW THE AVERAGE OF THE LAST 20 YEARS EVEN AFTER THE SECOND QUARTER'S RALLY IN STOCK PRICES. HOWEVER, WE THINK INVESTORS MAY BE CAUTIOUS ABOUT PUSHING MULTIPLES UP SIGNIFICANTLY IN THE NEAR TERM; THE FIRM PROSPECT OF EARNINGS GROWTH MAY HAVE TO BE THE DRIVER IF THE RECENT MARKET RALLY IS TO CONTINUE. THE GOOD NEWS IS THAT CORPORATE PROFIT EXPECTATIONS APPEARED TO STABILIZE AS THE SECOND QUARTER WOUND DOWN. CURRENT EXPECTATIONS ARE FOR S&P 500 PROFIT COMPARISONS TO TURN POSITIVE IN THE FOURTH QUARTER OF 2009 AND FOR GROWTH OF BETTER THAN 25% IN 2010 (WHICH WOULD STILL LEAVE PROFITS BELOW THEIR 2007 LEVEL). ALTHOUGH THE STOCK MARKET MAY HAVE TO TAKE A BREATHER AT SOME POINT TO DIGEST RECENT GAINS, STOCKS COULD GENERATE CLOSE TO A DOUBLE-DIGIT RETURN OVER THE COMING 12 MONTHS ON TOP OF RECENT GAINS, IF ECONOMIC AND CORPORATE TRENDS DEVELOP AS WE EXPECT. MARKET VOLATILITY IS LIKELY TO REMAIN HIGH FOR SOME TIME, HOWEVER.

                                       2009    2008    2007   2006    2005   2004    2003    2002   2001    2000   1999
   Total Return                      6 Mos.    Year    Year   Year    Year   Year    Year    Year   Year    Year   Year
   --------------------------------------------------------------------------------------------------------------------

   Wright Selected Blue Chip
     Equities Fund (WSBC)              7.9%  -39.8%   11.6%   3.8%   11.1%  15.7%   30.1%  -17.0% -10.2%   10.8%   5.8%
   Wright Major Blue Chip
     Equities Fund (WMBC)             -1.3%  -34.9%    6.0%  11.6%    6.2%  12.4%   23.2%  -24.5% -16.9%  -12.5%  24.0%
   Wright International Blue Chip
     Equities Fund (WIBC)              9.2%  -47.7%    5.5%  28.5%   21.1%  17.7%   32.0%  -14.5% -24.2%  -17.6%  34.3%


WRIGHT SELECTED BLUE CHIP EQUITIES FUND

The S&P MidCap 400 outperformed the S&P 500 in the first half of 2009 with a smaller loss in the first quarter and a bigger gain in the second. After outperforming the S&P MidCap 400 benchmark in the first quarter, the Wright Selected Blue Chip Equities Fund (WSBC), which is a mid-cap blend fund, lagged in the second, with a 17.2% return compared to the 18.8% return from the S&P MidCaps for the quarter. WSBC's first-half return of 7.9% compared to 8.5% for the MidCaps and 3.2% for the S&P 500. In the first quarter of 2009, the key factor in WSBC's outperformance was its positioning in the financial sector, i.e., its slight underweight in the worst-performing sector of the index and the smaller loss of its financial holdings compared to those in the index. In the second quarter, stock selection in the financial sector was the biggest detractor from WSBC's relative performance as the Fund's holdings, after performing better in Q1, staged less of a recovery compared to the benchmark in Q2. Stock selection in energy and consumer discretionary was also negative in Q2, while all other sectors contributed positively to performance. WSBC's shortfall compared to the benchmark for all of the first half reflects lagging performance in health care and consumer discretionary selections for the first and second quarters combined. Western Digital +37%, Health Management Associates +91% and Energen +37% were among the most positive contributors to Fund performance in Q2, while Axciom -26%, Raymond James -12% and Terra Industries -13% lagged. Western Digital +131%, Health Management +176% and Energen +37% were also among the leaders in the first six months of the year, while JetBlue -40% and insurance companies Stancorp -31% and W. R. Berkley -30% lagged. In the aggregate, WSBC companies have a lower forward P/E multiple than those in the MidCap 400 with similar expected earnings growth. WSBC continues to be biased to the larger companies in the index and its holdings have better historic earnings growth, return on equity and cash growth than the index constituents. WIS continues to advise diversity in investment portfolios as the best way to navigate difficult economic times.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

The Wright Major Blue Equities Chip Fund (WMBC) is managed as a blend of the large-cap growth and value stocks in the S&P 500 Composite, selected with a bias toward the higher-quality issues in the index. The WMBC Fund lagged the S&P 500 in the first half of 2009, losing a bit more in the first quarter and not rebounding as strongly in the second. For the second quarter of 2009, WMBC returned 13.8% compared to 15.9% for the S&P 500. For the first six months of the year, WMBC lost 1.3% compared to a 3.2% positive return for the benchmark. In the first quarter of 2009, the main reason for WMBC's underperformance compared to the benchmark was its relative overweight position in financial stocks, which were the worst-performing group in the index for the period. The overweight position in financials, which led the S&P 500 in Q2, was a plus for the second quarter, but the Fund's financial holdings did not recover as much as some of the lower-quality financial issues included in the S&P 500. As investors took on more risk and were willing to buy lower-quality issues in the second quarter, WMBC's high-quality stock selections in the technology and consumer discretionary sectors also lagged S&P constituents in those groups. The preference of investors for smaller stocks also worked against the Fund, which is weighted toward the more substantial holdings in the index. On the plus side, WMBC had a strong showing in its health care selections for the quarter. For the entire first half, underperformance of stock selections in the technology, financial and consumer discretionary sectors held back the Fund's performance relative to the S&P 500. Looking at individual issues, in the second quarter Apple +36%, Express Scripts +49% and Bank of America +94% were among the top contributors to WMBC's performance, while Wal-Mart -6.5%, Gamestop -21% and Apollo Group -24% lagged. For the first half, tech stocks such as IBM +25%, Apple +67% and Oracle +21% were big contributors; the two biggest detractors from performance were financial stocks Wells Fargo -16% and MetLife -14%. The recovery in stocks since March was driven by rising P/E multiples. In our view, the firm prospect of improving earnings growth will be necessary to take stocks much higher. With its bias toward the higher-quality issues in the S&P 500 and an attractive valuation, WMBC is well positioned to take advantage of an environment in which fundamentals are more important than they were in Q2. At mid-year 2009, WMBC holdings in the aggregate were priced at lower current and forward P/E multiples than the S&P 500 despite better historic earnings growth and similar forecast earnings growth.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

After lagging the S&P 500 in 2008 and the first quarter of 2009, the MSCI World ex U.S. index significantly outperformed the S&P 500 in the second quarter of 2009, both in local currencies (+17%) and with an extra boost from depreciation of the dollar. The Wright International Blue Chip Equities Fund (WIBC) had a bigger loss than the MSCI benchmark in Q1, but essentially made up the loss in Q2 with a 28.5% return compared to 25.9% for the benchmark. For the first half of 2009, WIBC returned 9.2% compared to the MSCI index's 9.3%. In the first quarter of 2009, WIBC's relative performance was hurt by technical factors stemming from foreign markets being closed on December 31, 2008 while U.S. markets were open. In addition, a weak performance in financial stocks hurt the Fund's performance in Q1. In the second quarter, however, the Fund was helped by being overweight in financials as they recovered around the globe. Of the five top contributors to the Fund's outperformance in Q2, four were financial stocks:
Barclays, Swiss Re, Banco Santander and Toronto Dominion Bank. In addition, the Fund was also overweight in cyclical sectors in Q2, with good relative showings coming from materials and consumer discretionary stocks in addition to financials. Lagging stocks in the quarter included Fanuc, Mazda Motor, Nintendo and Roche Holdings. During the first half of the year, WIBC increased its holdings in European and Latin American companies that sell to Asian markets and also added to Chinese and Indian holdings to respond to signs of improving growth in Asia. In addition to following strict quality standards in selecting its holdings, WIBC offers attractive value. In the aggregate, its holdings are priced at significant discounts to the MSCI World ex U.S. index in terms of current and forward price/earnings, price/cash and price/book value ratios. We continue to see the inclusion of international stocks as likely to enhance returns in diversified investment portfolios.

FIXED-INCOME FUNDS

THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX RETURNED 1.8% IN THE SECOND QUARTER, BRINGING ITS YEAR-TO-DATE RETURN TO 1.9%. TREASURY YIELDS ROSE IN BOTH THE FIRST AND SECOND QUARTERS OF 2009 BUT INVESTORS IN DIVERSIFIED FIXED-INCOME PORTFOLIOS BENEFITTED FROM SPREADS TIGHTENING ON NON-TREASURY SECTORS, PARTICULARLY IN THE SECOND QUARTER. THE IMPROVED CONFIDENCE THAT THESE MARKET MOVES REFLECTED WAS BASED ON INDICATIONS OF IMPROVEMENT IN THE HEALTH AND LIQUIDITY OF THE FINANCIAL SYSTEM AS WELL AS ECONOMIC DATA SUGGESTING THAT THE RATE OF DECLINE IN THE ECONOMY WAS SLOWING. THE FED KEPT ITS FED FUNDS TARGET RATE NEAR ZERO, THOUGH IT DID NOTE AFTER ITS JUNE POLICY MEETING THAT THE PACE OF ECONOMIC CONTRACTION WAS SLOWING. THE LOW FED FUNDS RATE ACTED AS AN ANCHOR AT THE SHORT END OF THE YIELD CURVE, BUT AT THE LONGER END, A NUMBER OF FACTORS COMBINED TO SEND RATES HIGHER. INFLATION EXPECTATIONS (THE DIFFERENCE BETWEEN NOMINAL TREASURY YIELDS AND TIPS YIELDS) ROSE, ALTHOUGH CURRENTLY INFLATION REMAINS UNDER CONTROL. SOME OF THE SELL-OFF OF LONGER TREASURYS WAS A RESULT OF INVESTORS BECOMING MORE WILLING TO TAKE ON RISK AS CONFIDENCE IN THE ECONOMY AND THE FINANCIAL SYSTEM IMPROVED. TREASURY YIELDS ALSO ROSE AS A RESULT OF INVESTORS' ANTICIPATION OF MASSIVE NEW TREASURY BOND ISSUANCE TO FUND BALLOONING DEFICITS. FED PURCHASES OF TREASURY BONDS ARE LIKELY TO PROVE A RELATIVELY MODEST OFFSET TO THIS NEW SUPPLY.

IN THE FIRST HALF OF 2009, THE YIELD ON THE 10-YEAR TREASURY ROSE ABOUT 130 BASIS POINTS TO 3.5% AT MID YEAR AFTER BRUSHING UP AGAINST 4.0%. THREE-MONTH RATES WERE ABOUT 0.2% AS THE SECOND QUARTER ENDED, WHILE TWO-YEAR YIELDS WERE AT 1.1%, UP ABOUT 35 BASIS POINTS SINCE THE END OF 2008. (THIS STEEPENING OF THE YIELD CURVE IS GOOD FOR THE PROFITABILITY OF THE FINANCIAL SECTOR, BUT IT WORKS AGAINST THE FED'S EFFORTS TO KEEP MORTGAGE RATES LOW.) THE BARCLAYS AGGREGATE'S POSITIVE RETURN IN THE SECOND QUARTER CAME DESPITE LOSSES FROM TREASURY BONDS. TREASURYS LOST 3.0% IN THE QUARTER AND 4.3% YEAR TO DATE, WITH THE BIGGEST LOSSES AT THE LONG END OF THE YIELD CURVE - E.G., MORE THAN 9% FOR TREASURYS LONGER THAN 20 YEARS IN THE SECOND QUARTER ALONE. RETURNS FROM GOVERNMENT AGENCY ISSUES AND MORTGAGE-BACKED ISSUES WERE MODESTLY POSITIVE. THE MAJOR CONTRIBUTION TO THE AGGREGATE'S RETURN IN THE FIRST HALF OF 2009 CAME FROM CORPORATE BONDS (8.3% FOR INVESTMENT-GRADE CORPORATES, ALL DUE TO THE SECOND QUARTER'S 10% RETURN), ASSET-BACKED SECURITIES (7.6% IN Q2, 16% FOR THE HALF) AND COMMERCIAL MORTGAGES (12% FOR THE QUARTER, 10% FOR THE HALF). THIS MIX OF RETURNS REFLECTED THE IMPROVED CONFIDENCE THAT SENT STOCKS HIGHER IN THE SECOND QUARTER OF 2009; IT ALSO REFLECTS HOW OVERSOLD THESE SPREAD SECTORS HAD BECOME IN 2008.

THE FED HAS INDICATED THAT IT WILL KEEP INTEREST RATES LOW "FOR AN EXTENDED PERIOD" IN ORDER TO STIMULATE GROWTH. ALSO WORKING TO KEEP INTEREST RATES LOW IN THE SHORT TERM ARE LOW RATES OF CAPACITY UTILIZATION AROUND THE GLOBE AND MODERATE WAGE INCREASES. THIS WILL SERVE TO OFFSET THE INFLATIONARY IMPACT OF LIQUIDITY BEING PUMPED INTO THE FINANCIAL SYSTEM IN THE SHORT RUN. ON THE OTHER HAND, THE TREASURY'S NEED TO ISSUE LARGE AMOUNTS OF DEBT TO FUND THE STIMULUS AND RESCUE PACKAGES WILL BE PUTTING UPWARD PRESSURE ON RATES. WE EXPECT THAT TREASURY YIELDS WON'T BE MUCH DIFFERENT AT THE END OF 2009 THAN THEY ARE TODAY, BUT RATES COULD EDGE HIGHER AS 2010 PROGRESSES. WE EXPECT SPREAD TIGHTENING ON NON-TREASURY SECTORS TO OFFSET THE EFFECTS OF MODESTLY HIGHER TREASURY YIELDS, ALLOWING THE BARCLAYS CAPITAL AGGREGATE INDEX TO PROVIDE A POSITIVE RETURN THAT EXCEEDS THE INFLATION RATE OVER THE COMING 12 MONTHS. WE CONTINUE TO RECOMMEND HOLDING A MIX OF ASSET CLASSES IN LONG-TERM INVESTMENT PORTFOLIOS.

                                       2009    2008    2007   2006    2005   2004    2003    2002   2001    2000   1999
   Total Return                      6 Mos.    Year    Year   Year    Year   Year    Year    Year   Year    Year   Year
   -------------------------------------------------------------------------------------------------------------------

   Wright Total Return Bond Fund
     (WTRB)                            5.3%    1.7%    5.6%   3.3%    1.5%   3.5%    3.3%    9.0%   5.0%   10.6%  -3.9%

   Wright Current Income Fund
     (WCIF)                            3.1%    6.1%    5.8%   3.9%    1.8%   3.3%    1.7%    7.7%   7.2%   10.3%   0.5%


WRIGHT TOTAL RETURN BOND FUND

The U.S. bond market had a modestly positive return in the first half of 2009 as the Barclays Capital U.S. Aggregate bond index returned 1.9%, behind the S&P 500's 3.2%. The Wright Total Return Bond Fund (WTRB), a diversified bond fund, was ahead of the Barclays Capital Aggregate in both the first and second quarters of 2009. For the second quarter, WTRB returned 4.6% compared to 1.8% for the Barclays U.S. Aggregate index. For the half, WTRB returned 5.3% compared to 1.9% for the Barclays benchmark. For June, the WTRB had a yield of 4.9% calculated according to SEC guidelines. Dividends paid by this Fund may be more or less than implied by this yield. WTRB's duration position had a positive impact on performance in the first half of 2009. The low level of Treasury yields as the year began prompted a move to a slightly short duration compared to the Barclays benchmark in anticipation of a move to higher yields, which did take place. In the first quarter, the yield on the 10-year Treasury bond rose by 45 basis points, and in the second it moved higher by more than 80 basis points. At the end of June, the Fund's duration was still slightly short compared to the benchmark. For some time, WTRB has been positioned to benefit from a steepening yield curve and this also worked to the Fund's advantage in both the first and second quarters of 2009. Being overweight in mortgage-backed and asset-backed securities helped Fund performance during the first quarter since both of these sectors performed better than the Barclays Aggregate index and also outperformed Treasury bonds for the period. In the second quarter, overweight positions in corporate bonds, commercial mortgages, and asset-backed securities gave a significant boost to performance as these sectors significantly outperformed the Treasury and Agency sectors, where WTRB was underweighted. At the end of the second quarter, WTRB was essentially neutral in mortgage-backed securities compared to the index, but remained overweight in corporate bonds, commercial mortgage-backed securities and asset-backed securities in anticipation that further spread tightening in these sectors will be a major source of return in the near term.

WRIGHT CURRENT INCOME FUND

In the first half of 2009, the mortgage-backed sector of the bond market returned 2.9%, outperforming the Barclays Capital U.S. Aggregate bond index (1.9%). The Wright Current Income Fund (WCIF) is managed to be primarily invested in GNMA issues (mortgage-based securities, known as Ginnie Maes, guaranteed by the full faith and credit of the U.S. government) and other mortgage-based securities. WCIF is actively managed to maximize income and minimize principal fluctuation. In the first quarter of 2009, WCIF performed in line with the 2.1% return for the Barclays Capital GNMA bond index. In Q2, the Fund outperformed with a 1.1% return compared to 0.3% for the benchmark. For the first half of 2009, WCIF returned 3.1% compared to 2.4% for the Barclays GNMA index. In June, WCIF had a yield of 4.7% as calculated by SEC guidelines. Dividends paid by this Fund may be more or less than implied by this yield. In addition to its holdings in Ginnie Maes (about 58% of assets at June 30), WCIF also held mortgage-backed securities backed by Fannie Mae (FNMA) and Freddie Mac (FHLMC). FNMA and FHLMC issues performed in line with GNMAs in the first quarter, but outperformed in the second, contributing to the Fund's positive showing in that period. The Fund also had a small position (about 3%) in non-agency mortgages. The Fund's selection of mortgages in the aggregate had a longer duration than the Barclays benchmark in the first and second quarters. The Fund also was overweight in higher coupon issues in order to generate more income. The Fund's holdings of higher coupon, well-seasoned bonds contributed to the Fund's having less negative convexity than the Barclays index, which resulted in a more stable duration and benefited performance in the first half, a period of volatile interest rates.

    THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY OF THE WRIGHT MANAGED INVESTMENT FUNDS.

U.S. SECURITIES MARKETS -------------------------------------------------------

The Dow Jones Industrial Average chart shows the point changes in the average which consists of 30 major NYSE industrial companies and is a price-weighted arithmetic average, with the divisor adjusted for stock splits. The yield chart shows the basis point changes in the U.S. Treasury bond which is the benchmark U.S. Treasury bond with a maturity of 10 years.

The following plotting points are used for comparison in the mountain charts.


       Date           Dow Jones           U.S. 10 Year
                   Industrial Average   Treasury Bond Yield

      12/31/99       11,497.12               6.44%
      12/31/00       10,786.85               5.11%
      12/31/01       10,021.50               5.00%
      12/31/02        8,341.63               3.82%
      12/31/03       10,453.92               4.25%
      12/31/04       10,783.01               4.22%
      12/31/05       10,717.50               4.39%
      12/31/06       12,463.15               4.71%
      12/31/07       13,264.82               4.03%
      12/31/08        8,776.39               2.24%
      06/30/09        8,447.00               3.53%

FUND EXPENSES
-------------------------------------------------------------------------------


EXAMPLE:

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs including management fees; distribution or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 - June 30, 2009).

ACTUAL EXPENSES:

The first line of the tables shown on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if payable). Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                     WRIGHT SELECTED BLUE CHIP EQUITIES FUND

                                                Expenses Paid
                       Beginning       Ending   During Period*
                     Account Value  Account Value  (1/1/09-
                       (1/1/09)       (6/30/09)    6/30/09)
-------------------------------------------------------------------

   Actual Fund Shares  $1,000.00     $1,079.20      $6.70
-------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,018.30      $6.51

  *Expenses are equal to the Fund's annualized expense ratio of 1.30% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2008.

                      WRIGHT MAJOR BLUE CHIP EQUITIES FUND

                                                Expenses Paid
                       Beginning       Ending   During Period*
                     Account Value  Account Value  (1/1/09-
                       (1/1/09)     (6/30/09)    6/30/09)
-------------------------------------------------------------------

   Actual Fund Shares  $1,000.00      $987.40       $6.41
-------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,018.30      $6.51

  *Expenses are equal to the Fund's annualized expense ratio of 1.30% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2008.

                  WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

                                                Expenses Paid
                       Beginning       Ending   During Period*
                     Account Value  Account Value  (1/1/09-
                       (1/1/09)       (6/30/09)    6/30/09)
-------------------------------------------------------------------

   Actual Fund Shares  $1,000.00      $1,091.60      $8.30
-------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,016.90      $8.00

  *Expenses are equal to the Fund's annualized expense ratio of 1.60% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2008.

                          WRIGHT TOTAL RETURN BOND FUND

                                                Expenses Paid
                       Beginning       Ending   During Period*
                     Account Value  Account Value  (1/1/09-
                       (1/1/09)       (6/30/09)    6/30/09)
-------------------------------------------------------------------

   Actual Fund Shares  $1,000.00      $1,052.90     $3.56**
-------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,021.30     $3.51**

  * Expenses are equal to the Fund's annualized expense ratio of 0.70% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2008.

  **Absent a voluntary expense limitation by the investment adviser and/or principal underwriter of the fund, expenses would be higher.

                           WRIGHT CURRENT INCOME FUND

                                                Expenses Paid
                       Beginning       Ending   During Period*
                     Account Value  Account Value  (1/1/09-
                       (1/1/09)       (6/30/09)    6/30/09)
-------------------------------------------------------------------

   Actual Fund Shares  $1,000.00     $1,031.40     $4.68**
-------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,020.20     $4.66**

  * Expenses are equal to the Fund's annualized expense ratio of 0.93% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2008.

  **Absent a voluntary expense limitation by the investment adviser and/or principal underwriter of the fund, expenses would be higher.

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - AS OF JUNE 30, 2009 (UNAUDITED)

                                        Shares       Value


    EQUITY INTERESTS - 100.8%

AEROSPACE & DEFENSE -- 0.4%
Alliant Techsystems, Inc. *              665   $     54,769
                                               ------------

AUTOMOBILES & COMPONENTS -- 0.9%
Advance Auto Parts, Inc.               2,750   $    114,098
                                               ------------


BANKS -- 3.0%
Bank of Hawaii Corp.                   3,260   $    116,806
Commerce Bancshares, Inc.              2,079         66,175
Cullen/Frost Bankers, Inc.               715         32,976
SVB Financial Group *                  6,075        165,361
Wilmington Trust Corp.                 1,950         26,637
                                               ------------
                                               $    407,955
                                               ------------

CAPITAL GOODS -- 4.0%
AGCO Corp. *                           6,630   $    192,734
SPX Corp.                              4,420        216,448
Thomas & Betts Corp. *                 4,505        130,014
                                               ------------
                                               $    539,196
                                               ------------

CHEMICALS -- 0.3%
Cytec Industries, Inc.                 2,145   $     39,940
                                               ------------


COMMERCIAL SERVICES & SUPPLIES -- 4.4%
Charles River Laboratories
   International *                     3,475   $    117,281
FirstMerit Corp.                           2             34
Global Payments, Inc.                  4,385        164,262
Harsco Corp.                           2,235         63,251
Manpower, Inc.                         3,770        159,622
Navigant Consulting, Inc. *            7,070         91,344
                                               ------------
                                               $    595,794
                                               ------------


COMMUNICATIONS EQUIPMENT -- 0.4%
CommScope, Inc. *                      2,210   $     58,035
                                               ------------


COMPUTERS & PERIPHERALS -- 3.5%
Jack Henry & Associates, Inc.          4,530   $     93,997
Western Digital Corp. *               14,120        374,180
                                               ------------
                                               $    468,177
                                               ------------


CONSUMER DURABLES & APPAREL -- 1.0%
Herman Miller, Inc.                    9,125   $    139,978
                                               ------------


CONSUMER PRODUCTS -- 1.6%
John Wiley & Sons, Inc. - Class A      1,480   $     49,210
Priceline.com, Inc. *                  1,505        167,883
                                               ------------
                                               $    217,093
                                               ------------


DIVERSIFIED FINANCIALS -- 3.3%
Eaton Vance Corp.                      4,495   $    120,241
Raymond James Financial, Inc.          9,862        169,725
SEI Investments Co.                    8,810        158,933
                                               ------------
                                               $    448,899
                                               ------------

EDUCATION -- 1.7%
Career Education Corp. *               1,910   $     47,540
DeVry, Inc.                            1,690         84,567
ITT Educational Services, Inc. *         980         98,647
                                               ------------
                                               $    230,754
                                               ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS-- 8.1%
Ametek, Inc.                           3,395   $    117,399
Arrow Electronics, Inc. *              7,820        166,097
Avnet, Inc. *                          7,845        164,980
Hubbell, Inc.                          4,465        143,148
Ingram Micro, Inc. - Class A*          3,140         54,950
Lincoln Electric Holdings, Inc.        2,475         89,199
Pentair, Inc.                          4,910        125,794
Synopsys, Inc. *                       2,790         54,433
Tech Data Corp. *                      2,260         73,925
Vishay Intertechnology, Inc. *        14,725         99,983
                                               ------------
                                               $  1,089,908
                                               ------------

ENERGY -- 10.1%
Cimarex Energy Co.                     3,790   $    107,408
Cliffs Natural Resources, Inc.         1,895         46,371
Denbury Resources, Inc. *              7,945        117,030
Energen Corp.                          6,770        270,123
FMC Technologies, Inc. *               7,190        270,200
Forest Oil Corp. *                     7,140        106,529
Helmerich & Payne, Inc.                3,290        101,562
Patterson-UTI Energy, Inc.             5,895         75,810
Superior Energy Services, Inc. *       5,970        103,102
Tidewater, Inc.                        2,370        101,602
UGI Corp.                              2,590         66,019
                                               ------------
                                               $  1,365,756
                                               ------------

FOOD, BEVERAGE & TOBACCO -- 2.0%
Corn Products International, Inc.      2,315   $     62,019
PepsiAmericas, Inc.                    4,500        120,645
Ralcorp Holdings, Inc. *               1,330         81,023
                                               ------------
                                               $    263,687
                                               ------------


HEALTH CARE EQUIPMENT & SERVICES-- 6.7%
Community Health Systems, Inc. *       3,345   $     84,461
Health Management Associates,
  Inc. - Class A*                     17,065         84,301
LifePoint Hospitals, Inc. *            7,645        200,681
Lincare Holdings, Inc. *              11,930        280,594
Service Corp. International            6,810         37,319
STERIS Corp.                           3,955        103,147
WellCare Health Plans, Inc. *          6,335        117,134
                                               ------------
                                               $    907,637
                                               ------------


HOUSEHOLD & PERSONAL PRODUCTS -- 2.5%
Church & Dwight Co., Inc.              2,535   $    137,676
NetFlix, Inc. *                        2,645        109,344
Tupperware Brands Corp.                3,455         89,899
                                               ------------
                                               $    336,919
                                               ------------

INSURANCE -- 8.3%
American Financial Group, Inc.         5,195   $    112,108
Everest Re Group, Ltd.                 1,735        124,174
Hanover Insurance Group, Inc.            800         30,488
HCC Insurance Holdings, Inc.          12,450        298,925
Protective Life Corp.                  3,715         42,500
Reinsurance Group of America, Inc.     2,485         86,751
StanCorp Financial Group, Inc.         6,215        178,246
W.R. Berkley Corp.                    11,237        241,258
                                               ------------
                                               $  1,114,450
                                               ------------

MACHINERY -- 0.8%
IDEX Corp.                             1,415   $     34,766
Wabtec Corp.                           2,310         74,313
                                               ------------
                                               $    109,079
                                               ------------


MATERIALS -- 9.2%
Airgas, Inc.                           3,330   $    134,965
Carpenter Technology Corp.             1,255         26,116
Crane Co.                              3,010         67,153
FMC Corp.                              1,635         77,335
Joy Global, Inc.                       3,140        112,161
Kennametal, Inc.                         950         18,221
Lubrizol Corp.                         3,570        168,897
Matthews International Corp. - Class A 1,755         54,616
Minerals Technologies, Inc.            1,345         48,447
Reliance Steel & Aluminum Co.          2,720        104,421
Sonoco Products Co.                    3,955         94,722
Steel Dynamics, Inc.                   5,620         82,783
Terra Industries, Inc.                 4,270        103,419
Timken Co.                             5,935        101,370
Worthington Industries, Inc.           2,935         37,539
                                               ------------
                                               $  1,232,165
                                               ------------


PHARMACEUTICALS & BIOTECHNOLOGY -- 3.0%
Endo Pharmaceuticals Holdings, Inc. *  7,235   $    129,651
Omnicare, Inc.                         1,780         45,853
Perrigo Co.                            6,400        177,792
Pharmaceutical Product Development, Inc. 2,360       54,799
                                               ------------
                                               $    408,095
                                               ------------

REAL ESTATE -- 3.5%
Federal Realty Investment Trust (REIT) 1,310   $     67,491
Jones Lang LaSalle, Inc.               2,245         73,479
NVR, Inc. *                              305        153,229
Omega Healthcare Investors, Inc. (REIT) 3,540        54,941
Toll Brothers, Inc. *                  3,770         63,977
UDR, Inc.                              5,366         55,430
                                               ------------
                                               $    468,547
                                               ------------


RETAILING -- 8.4%
Aeropostale, Inc. *                    3,197   $    109,561
BJ's Wholesale Club, Inc. *            3,940        126,986
Dick's Sporting Goods, Inc. *          4,375         75,250
Dollar Tree, Inc. *                    6,715        282,701
Guess?, Inc.                           1,480         38,154
Phillips-Van Heusen Corp.              3,140         90,087
Regis Corp.                            7,865        136,930
Rent-A-Center, Inc. *                  2,465         43,951
Ross Stores, Inc.                      5,720        220,792
                                               ------------
                                               $  1,124,412
                                               ------------


SOFTWARE & SERVICES -- 7.2%
Acxiom Corp. *                        10,700   $     94,481
Alliance Data Systems Corp. *          3,360        138,398
Ansys, Inc. *                          4,715        146,919
DST Systems, Inc. *                    1,190         43,971
F5 Networks, Inc. *                    2,720         94,085
Mantech International Corp. - Class A* 1,645         70,801
McAfee, Inc. *                         3,495        147,454
Sybase, Inc. *                         7,385        231,446
                                               ------------
                                               $    967,555
                                               ------------


TELECOMMUNICATION SERVICES -- 0.5%
Syniverse Holdings, Inc. *             3,770   $     60,433
                                               ------------


TRANSPORTATION -- 2.2%
AirTran Holdings, Inc. *              26,005   $    160,971
Con-way, Inc.                          1,300         45,903
JetBlue Airways Corp. *               20,835         88,965
                                               ------------
                                               $    295,839
                                               ------------


UTILITIES -- 3.8%
MDU Resources Group, Inc.             14,503   $    275,122
Oneok, Inc.                            8,080        238,279
                                               ------------
                                               $    513,401
                                               ------------


TOTAL EQUITY INTERESTS - 100.8%
(identified cost, $15,740,287)                 $ 13,572,571
OTHER ASSETS, LESS LIABILITIES - (0.8)%           (107,043)
                                               ------------
NET ASSETS - 100.0%                            $ 13,465,528
                                               ============




REIT - Real Estate Investment Trust

*  Non-income-producing security.



See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2009 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost $15,740,287) (Note 1A)     $ 13,572,571
  Cash                                                  825
  Receivable for fund shares sold                     1,033
  Dividends receivable                               13,155
  Prepaid expenses                                   20,779
                                               ------------
  Total assets                                 $ 13,608,363
                                               ------------


LIABILITIES:
  Demand note payable (Note 8)                 $    123,000
  Payable for fund shares reacquired                  3,440
  Accrued expenses and other liabilities             16,395
                                               ------------
  Total liabilities                            $    142,835
                                               ------------
NET ASSETS                                     $ 13,465,528
                                               ============


NET ASSETS CONSIST OF:
  Paid-in capital                              $ 17,312,400
  Accumulated net realized loss on investments  (1,690,741)
  Accumulated undistributed net
    investment income                                11,585
  Unrealized depreciation of investments        (2,167,716)
                                               ------------
  Net assets applicable to outstanding shares  $ 13,465,528
                                               ============

  SHARES OF BENEFICIAL INTEREST OUTSTANDING       2,059,539
                                               ============

  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST                      $       6.54
                                               ============



See notes to financial statements




                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2009 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C)
  Dividend income                              $     86,286
  Other Income                                        7,617
                                               ------------
  Total investment income                      $     93,903
                                               ------------


Expenses -
  Investment adviser fee (Note 3)              $     37,877
  Administrator fee (Note 3)                          7,575
  Compensation of Trustees who are not employees
   of the investment adviser or administrator         6,427
  Custodian fee (Note 1F)                            29,376
  Distribution expenses (Note 4)                     15,782
  Transfer and dividend disbursing agent fees        12,711
  Printing                                            1,617
  Shareholder communications                          2,369
  Audit services                                     16,040
  Legal services                                      1,500
  Registration costs                                  8,386
  Miscellaneous                                       2,839
                                               ------------
  Total expenses                               $    142,499
                                               ------------


Deduct -
  Waiver and/or reimbursement by the principal
   underwriter and/or investment adviser
   (Note 3 and 4)                              $   (60,167)
  Reduction of custodian fee (Note 1F)                 (14)
                                               ------------
  Total deductions                             $   (60,181)
                                               ------------
  Net expenses                                 $     82,318
                                               ------------
  Net investment income                        $     11,585
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions $  (270,852)
  Net change in unrealized appreciation
   (depreciation) on investments                  1,233,168
                                               ------------
  Net realized and unrealized gain on
    investments                                $    962,316
                                               ------------
  Net increase in net assets from operations   $    973,901
                                               ============



See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------

                                                                                     Six Months Ended         Year Ended,
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2009      December 31, 2008
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income (loss)                                                    $      11,585         $    (27,533)
     Net realized loss on investment transactions                                        (270,852)           (1,371,940)
     Net change in unrealized appreciation (depreciation) on investments                 1,233,168           (6,810,349)
                                                                                      --------------       --------------
       Net increase (decrease) in net assets from operations                         $     973,901         $ (8,209,822)
                                                                                      --------------       --------------

   Distributions to shareholders (Note 2) -
     From net realized gains                                                         $          --         $ (1,863,251)
                                                                                      --------------       --------------
       Total distributions                                                           $          --         $ (1,863,251)
                                                                                      --------------       --------------
   Net decrease in net assets from fund share transactions (Note 6)                  $   (872,181)         $   (486,111)
                                                                                      --------------       --------------
   Net increase (decrease) in net assets                                             $     101,720         $(10,559,184)
NET ASSETS:
   At beginning of period                                                               13,363,808            23,922,992
                                                                                      --------------       --------------

   At end of period                                                                  $  13,465,528         $  13,363,808
                                                                                      ==============       ==============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
INCLUDED IN NET ASSETS AT END OF PERIOD                                              $      11,585         $          --
                                                                                      ==============       ==============
See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
------------------------------------------------------------------------------



                                                Six Months
                                               Ended June 30                      Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                             2009 (3)      2008(3)       2007(3)      2006(3)       2005        2004
-----------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)

Net asset value, beginning of period             $  6.060     $ 11.100     $  12.270    $  13.030    $  13.226     $ 11.870
                                                 ---------    ---------    ---------    ---------    ---------     ---------
Income (loss) from investment operations:

     Net investment income (loss(1)              $  0.005     $ (0.013)    $  (0.013)   $  (0.034)   $  (0.053)    $ (0.028)
     Net realized and unrealized gain (loss)        0.475       (4.121)        1.340        0.529        1.476        1.884
                                                 ---------    ---------    ---------    ---------    ---------     ---------

         Total income (loss) from
            investment operations                $  0.480     $  (4.134)   $   1.327    $   0.495     $  1.423     $  1.856
                                                 ---------    ---------    ---------    ---------    ---------     ---------
Less distributions:

     From net investment income                  $  -         $  -         $  (0.016)   $   -        $   -         $  -
     From net realized gains                        -           (0.906)       (2.481)      (1.255)      (1.619)      (0.500)
                                                 ---------    ---------    ---------    ---------    ---------     ---------

         Total distributions                     $  -         $ (0.906)    $  (2.497)   $  (1.255)   $  (1.619)    $ (0.500)
                                                 ---------    ---------    ---------    ---------    ---------     ---------

Net asset value, end of period                   $  6.540     $  6.060     $  11.100    $  12.270    $  13.030     $ 13.226
                                                 =========    =========    =========    =========    =========     =========

Total Return(2)                                     7.92%(5)   (39.81)%       11.59%        3.77%       11.09%        15.73%
                                                 =========    =========    =========    =========    =========     =========

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted)       $  13,466    $  13,364    $  23,923    $  38,352    $  47,652     $ 43,498
   Ratios (As a percentage of average daily net assets):
     Net expenses                                   1.30%(4)     1.26%         1.26%        1.26%        1.27%        1.26%
     Net expenses after custodian fee reduction     1.30%(4)     1.25%         1.25%        1.25%        1.25%        1.25%
     Net investment income (loss)                   0.18%(4)    (0.15)%       (0.10)%      (0.27)%      (0.18)%      (0.23)%
  Portfolio turnover rate                            13%(5)         72%          67%          66%         110%          69%

---------------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2009 and for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, the operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                   2009         2008          2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------------------------------

Net investment loss per share                    $ (0.023)    $ (0.068)    $  (0.064)   $  (0.058)   $  (0.111)    $ (0.050)
                                                 =========    =========    =========    =========    =========     =========

Ratios (As a percentage of average daily net assets):

     Expenses                                       2.25%(4)     1.90%         1.66%        1.46%        1.45%        1.44%
                                                 =========    =========    =========    =========    =========     =========

     Expenses after custodian fee reduction         2.25%(4)     1.89%         1.66%        1.44%        1.43%        1.43%
                                                 =========    =========    =========    =========    =========     =========

     Net investment loss                           (0.77)%(4)   (0.79)%       (0.51)%      (0.46)%      (0.38)%      (0.41)%
                                                 =========    =========    =========    =========    =========     =========

---------------------------------------------------------------------------------------------------------------------------------

(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)  Certain per share amounts are based on average shares outstanding.
(4)  Annualized.
(5)  Not annualized.

See notes to financial statements


WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - AS OF JUNE 30, 2009 (UNAUDITED)

                                       Shares       Value

         EQUITY INTERESTS - 99.8%

AEROSPACE -- 2.8%
General Dynamics Corp.                 5,295   $    293,290
Goodrich Corp.                         1,455         72,707
Honeywell International, Inc.          6,400        200,960
Northrop Grumman Corp.                 5,250        239,820
Raytheon Co.                           4,010        178,164
                                               ------------
                                               $    984,941
                                               ------------


AUTOMOBILES & COMPONENTS -- 0.3%
Cooper Industries, Ltd. - Class A      3,420   $    106,191
                                               ------------


BANKS -- 4.3%
Bank of America Corp.                 35,915   $    474,078
Bank of New York Mellon Corp.         12,270        359,634
Hudson City Bancorp, Inc.             15,490        205,862
M&T Bank Corp.                         2,705        137,766
Wells Fargo & Co.                     12,610        305,918
                                               ------------
                                               $  1,483,258
                                               ------------


CAPITAL GOODS -- 3.8%
Caterpillar, Inc.                      4,725   $    156,114
General Electric Co.                  11,970        140,288
Illinois Tool Works, Inc.              3,495        130,503
Lockheed Martin Corp.                  8,860        714,559
Parker Hannifin Corp.                  4,435        190,528
                                               ------------
                                               $  1,331,992
                                               ------------


COMMERCIAL SERVICES & SUPPLIES -- 0.2%

RR Donnelley & Sons Co.               5,380   $     62,516
                                               ------------



COMMUNICATIONS EQUIPMENT -- 2.2%
Cisco Systems, Inc. *                 14,490   $    270,093
Harris Corp.                           8,460        239,926
L-3 Communications Holdings, Inc.      3,595        249,421
                                               ------------
                                               $    759,440
                                               ------------


COMPUTERS & PERIPHERALS -- 10.0%
Affiliated Computer Services,
  Inc. - Class A*                      4,900   $    217,658
Apple, Inc. *                          4,590        653,754
Hewlett-Packard Co.                   34,490      1,333,038
International Business Machines Corp. 12,330      1,287,499
                                               ------------
                                               $  3,491,949
                                               ------------


CONSTRUCTION & ENGINEERING -- 0.7%
Fluor Corp.                            4,700   $    241,063
                                               ------------


DIVERSIFIED FINANCIALS -- 4.6%
American Express Co.                   8,855   $    205,790
Ameriprise Financial, Inc.             2,760         66,985
Capital One Financial Corp.            8,275        181,057
Discover Financial Services           19,325        198,468
Federated Investors, Inc. - Class B    7,060        170,075
Goldman Sachs Group, Inc. (The)        1,450        213,788
JP Morgan Chase & Co.                  4,560        155,542
Morgan Stanley                         2,790         79,543
PNC Financial Services Group, Inc.     8,305        322,317
                                               ------------
                                               $  1,593,565
                                               ------------


ELECTRONICS -- 0.6%
Altera Corp.                           4,445   $     72,364
Emerson Electric Co.                   4,260        138,024
                                               ------------
                                               $    210,388
                                               ------------


ENERGY -- 13.2%
Anadarko Petroleum Corp.               6,205   $    281,645
Chesapeake Energy Corp.                6,355        126,020
Chevron Corp.                         17,685      1,171,631
ConocoPhillips Co.                     7,720        324,703
ENSCO International, Inc.              1,980         69,043
Exxon Mobil Corp.                     19,000      1,328,290
National Oilwell Varco, Inc. *         7,185        234,662
Noble Energy, Inc.                     2,150        126,785
Occidental Petroleum Corp.            11,130        732,465
Questar Corp.                          2,775         86,192
Tesoro Corp.                           4,645         59,131
Valero Energy Corp.                    3,325         56,159
                                               ------------
                                               $  4,596,726
                                               ------------


ENTERTAINMENT & LEISURE -- 0.9%
Hasbro, Inc.                           3,585   $     86,900
Walt Disney Co. (The)                 10,090        235,400
                                               ------------
                                               $    322,300
                                               ------------




FOOD, BEVERAGE & TOBACCO -- 3.9%

Altria Group, Inc.                    42,400   $    694,936
Archer-Daniels-Midland Co.             8,305        222,325
Molson Coors Brewing Co. - Class B     4,370        184,982
Philip Morris International, Inc.      5,555        242,309
                                               ------------
                                               $  1,344,552
                                               ------------

HEALTH CARE EQUIPMENT & SERVICES-- 6.1%
Aetna, Inc.                            4,645   $    116,357
Baxter International, Inc.             3,265        172,915
Express Scripts, Inc. *                7,475        513,906
Humana, Inc. *                         5,540        178,721
Laboratory Corp. of America Holdings * 2,465        167,102
Medtronic, Inc.                       14,070        490,902
WellPoint, Inc. *                      9,280        472,259
                                               ------------
                                               $  2,112,162
                                               ------------


HEAVY MACHINERY -- 0.3%
Dover Corp.                            3,640   $    120,448
                                               ------------



HOTELS, RESTAURANTS & LEISURE -- 2.3%
McDonald's Corp.                      14,155   $    813,771
                                               ------------



HOUSEHOLD DURABLES -- 2.9%
Fortune Brands, Inc.                   2,435   $     84,592
KB HOME                                6,935         94,871
Procter & Gamble Co.                  15,235        778,508
Stanley Works (The)                    1,645         55,667
                                               ------------
                                               $  1,013,638
                                               ------------


INSURANCE -- 4.6%
Chubb Corp.                           12,445   $    496,307
Genworth Financial, Inc. - Class A*   15,300        106,947
MetLife, Inc.                         12,105        363,271
Progressive Corp. *                    5,610         84,767
Torchmark Corp.                        3,150        116,676
Travelers Cos, Inc. (The)              5,450        223,668
Unum Group                            13,115        208,004
                                               ------------
                                               $  1,599,640
                                               ------------


MATERIALS -- 1.6%
CF Industries Holdings, Inc.           3,205   $    237,618
Nucor Corp.                            7,130        316,786
                                               ------------
                                               $    554,404
                                               ------------


MEDIA -- 1.6%
Comcast Corp. - Class A               14,715   $    213,220
Interpublic Group of Cos., Inc. *     14,775         74,614
Omnicom Group, Inc.                    3,770        119,056
Time Warner Cable, Inc.                4,810        152,333
                                               ------------
                                               $    559,223
                                               ------------


METALS -- 0.2%
United States Steel Corp.              1,985   $     70,944
                                               ------------


PHARMACEUTICALS & BIOTECHNOLOGY -- 9.8%
Amgen, Inc. *                         12,040   $    637,398
Biogen Idec, Inc. *                    3,410        153,962
Forest Labs *                          6,385        160,327
Johnson & Johnson                     18,595      1,056,196
McKesson Corp.                         2,675        117,700
Pfizer, Inc.                          61,555        923,325
Watson Pharmaceuticals, Inc. *        10,870        366,210
                                               ------------
                                               $  3,415,118
                                               ------------


REAL ESTATE -- 0.3%
HCP, Inc. (REIT)                       4,290   $     90,905
                                               ------------


RETAILING -- 5.3%
Big Lots, Inc. *                       9,065   $    190,637
CVS/Caremark Corp.                     7,870        250,817
eBay, Inc. *                           3,205         54,902
Family Dollar Stores, Inc.             3,080         87,164
GameStop Corp. - Class A*              5,140        113,131
RadioShack Corp.                       5,745         80,200
Sherwin-Williams Co.                   6,635        356,631
Staples, Inc.                          6,530        131,710
TJX Cos., Inc.                         7,780        244,759
Wal-Mart Stores, Inc.                  7,040        341,018
                                               ------------
                                               $  1,850,969
                                               ------------


SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 0.6%
QLogic Corp. *                        16,045   $    203,451
                                               ------------


SOFTWARE & SERVICES -- 8.2%
BMC Software, Inc. *                   9,130   $    308,503
CA, Inc.                              14,700        256,221
Computer Sciences Corp. *              2,175         96,352
Compuware Corp. *                     16,310        111,887
Google, Inc. - Class A*                  585        246,630
Microsoft Corp.                       34,195        812,815
Oracle Corp.                          46,890      1,004,384
                                               ------------
                                               $  2,836,792
                                               ------------


TELECOMMUNICATION SERVICES -- 3.6%
AT&T, Inc.                            22,715   $    564,241
CenturyTel, Inc.                       4,250        130,475
Verizon Communications, Inc.          18,585        571,117
                                               ------------
                                               $  1,265,833
                                               ------------


TRANSPORTATION -- 2.1%
Burlington Northern Santa Fe Corp.     6,305   $    463,670
Norfolk Southern Corp.                 7,300        274,991
                                               ------------
                                               $    738,661
                                               ------------


UTILITIES -- 2.8%
Entergy Corp.                          4,020   $    311,630
Exelon Corp.                           9,345        478,558
Public Service Enterprise Group, Inc.  5,415        176,691
                                               ------------
                                               $    966,879
                                               ------------


TOTAL EQUITY INTERESTS - 99.8%
(identified cost, $39,308,970)                 $ 34,741,719
OTHER ASSETS, LESS LIABILITIES - 0.2%                68,632
                                               ------------


NET ASSETS - 100.0%                            $ 34,810,351
                                               ------------





REIT - Real Estate Investment Trust

*  Non-income-producing security.


See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2009 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost $39,308,970) (Note 1A)     $ 34,741,719
  Cash                                                  961
  Receivable for fund shares sold                    37,073
  Dividends receivable                               43,448
  Tax reclaims receivable                               171
  Prepaid expenses                                   20,253
                                               ------------
  Total assets                                 $ 34,843,625
                                               ------------


LIABILITIES:
  Demand note payable (Note 8)                 $      4,000
  Payable for fund shares reacquired                  8,381
  Accrued expenses and other liabilities             20,893
                                               ------------
  Total liabilities                            $     33,274
                                               ------------
NET ASSETS                                     $ 34,810,351
                                               ============


NET ASSETS CONSIST OF:
  Paid-in capital                              $ 61,253,469
  Accumulated net realized loss on investments (22,081,288)
  Accumulated undistributed net investment
   income                                           205,421
  Unrealized depreciation of investments        (4,567,251)
                                               ------------
  Net assets applicable to outstanding shares  $ 34,810,351
                                               ============

  SHARES OF BENEFICIAL INTEREST OUTSTANDING       3,776,877
                                               ============

  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST                      $       9.22
                                               ============



See notes to financial statements


                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2009 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C)
  Dividend income                              $    412,584
                                               ------------

Expenses -
  Investment adviser fee (Note 3)              $     95,223
  Administrator fee (Note 3)                         19,045
  Compensation of Trustees who are not employees
   of the investment adviser or administrator         6,425
  Custodian fee (Note 1F)                            36,549
  Distribution expenses (Note 4)                     39,676
  Transfer and dividend disbursing agent fees        12,269
  Printing                                            2,562
  Shareholder communications                          2,587
  Audit services                                     16,659
  Legal services                                      1,961
  Registration costs                                  8,933
  Miscellaneous                                       2,634
                                               ------------
  Total expenses                               $    244,523
                                               ------------

Deduct -
  Waiver and/or reimbursement by the principal
   underwriter and/or investment adviser
   (Note 3 and 4)                              $   (37,440)
  Reduction of custodian fee (Note 1F)                 (33)
                                               ------------
  Total deductions                             $   (37,473)
                                               ------------
  Net expenses                                 $    207,050
                                               ------------
  Net investment income                        $    205,534
                                               ------------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions $(4,456,766)
  Net change in unrealized appreciation (depreciation
    on investments                                3,991,429
                                               ------------
  Net realized and unrealized loss
    on investments                            $   (465,337)
                                               ------------

  Net decrease in net assets from operations   $  (259,803)
                                               ============



See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------



                                                                                     Six Months Ended         Year Ended,
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2009       December 31, 2008
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income                                                           $     205,534          $     390,585
     Net realized loss on investment transactions                                      (4,456,766)            (2,313,558)
     Net change in unrealized appreciation (depreciation) on investments                 3,991,429           (17,276,483)
                                                                                     --------------         --------------
       Net decrease in net assets from operations                                    $   (259,803)          $(19,199,456)
                                                                                     --------------         --------------
   Distributions to shareholders (Note 2) -
     From net investment income                                                      $     (7,774)          $   (399,235)
                                                                                     --------------         --------------
       Total distributions                                                           $     (7,774)          $   (399,235)
                                                                                     --------------         --------------
   Net increase (decrease) in net assets from fund share transactions (Note 6)       $   2,594,344          $ (5,667,495)
                                                                                     --------------         --------------
   Net increase (decrease) in net assets                                             $   2,326,767          $(25,266,186)

NET ASSETS:
   At beginning of period                                                               32,483,584             57,749,770
                                                                                     --------------         --------------

   At end of period                                                                  $  34,810,351          $  32,483,584
                                                                                     ==============         ==============


ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD                                           $     205,421          $       7,661
                                                                                     ==============         ==============


See notes to finanxial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------



                                                Six Months
                                               Ended June 30                      Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              2009(3)      2008(3)       2007(3)      2006(3)       2005        2004
--------------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)


Net asset value, beginning of period             $  9.340     $ 14.520     $  13.790    $  12.420    $  11.780     $ 10.530
                                                 ---------    ---------    ---------    ---------    ---------     ---------
Income (loss) from investment operations:

   Net investment income(1)                      $  0.055     $  0.104     $   0.091    $   0.062    $   0.077     $  0.053
   Net realized and unrealized gain (loss)         (0.173)      (5.169)        0.728        1.374        0.651        1.247
                                                 ---------    ---------    ---------    ---------    ---------     ---------
     Total income (loss) from
       investment operations $                     (0.118)    $ (5.065)    $   0.819    $   1.436    $   0.728     $  1.300
                                                 ---------    ---------    ---------    ---------    ---------     ---------
Less distributions:

   From net investment income                    $ (0.002)    $ (0.115)    $  (0.089)   $  (0.066)   $  (0.088)    $ (0.050)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
     Total distributions                         $ (0.002)    $ (0.115)    $  (0.089)   $  (0.066)   $  (0.088)    $ (0.050)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
Net asset value, end of period                   $  9.220     $  9.340     $  14.520    $  13.790    $  12.420     $ 11.780
                                                 =========    =========    =========    =========    =========     =========
Total Return(2)                                    (1.26)%(5)  (34.85)%        5.96%       11.57%        6.20%       12.36%
                                                 =========    =========    =========    =========    =========     =========

Ratios/Supplemental Data(1):
   Net assets, end of period (000 omitted)       $  34,810    $  32,484    $  57,750    $  63,276    $  66,742     $ 65,503
   Ratios (As a percentage of average daily net assets):
     Net expenses                                   1.30%(4)     1.26%         1.26%        1.26%        1.26%        1.25%
Net expenses after custodian fee reduction          1.30%(4)     1.25%         1.25%        1.25%        1.25%        1.25%
Net investment income                               1.29%(4)     0.86%         0.63%        0.48%        0.66%        0.49%
   Portfolio turnover rate                           23%(5)        58%           55%          97%          82%          74%

--------------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2009 and for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, the operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   2009         2008          2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------------------------------

Net investment income per share                  $  0.045     $  0.091     $   0.088    $   0.062    $   0.077     $  0.050
                                                 =========    =========    =========    =========    =========     =========

Ratios (As a percentage of average daily net assets):

     Expenses                                       1.54%(4)     1.37%         1.28%        1.28%        1.26%        1.28%
                                                 =========    =========    =========    =========    =========     =========
     Expenses after custodian fee reduction         1.54%(4)     1.36%         1.27%        1.27%        1.25%        1.28%
                                                 =========    =========    =========    =========    =========     =========
     Net investment income                          1.06%(4)     0.75%         0.61%        0.46%        0.66%        0.46%
                                                 =========    =========    =========    =========    =========     =========

--------------------------------------------------------------------------------------------------------------------------------


(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)  Certain per share amounts are based on average shares outstanding.
(4)  Annualized.
(5)  Not annualized.

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - AS OF JUNE 30, 2009 (UNAUDITED)

                                      Shares       Value


            EQUITY INTERESTS - 99.3%

AUSTRALIA -- 2.4%

BHP Billiton, Ltd.                    31,041   $    871,302
BlueScope Steel, Ltd.                209,140        427,770
Sims Metal Management, Ltd.            8,093        173,449
                                               ------------
                                               $  1,472,521
                                               ------------


AUSTRIA -- 0.2%
Wienerberger AG (1)*                   9,363   $    115,965
                                               ------------



CANADA -- 9.6%
Canadian National Railway Co.         16,240   $    698,767
Canadian Natural Resources, Ltd.       2,774        146,158
CGI Group, Inc. - Class A*            66,772        594,500
Encana Corp. (1)                      17,041        846,217
Husky Energy, Inc. (1)                18,631        521,864
Methanex Corp.                        14,435        175,380
Nexen, Inc.                           13,869        301,778
Petro-Canada                          10,093        390,388
Potash Corp. of Saskatchewan, Inc.     4,401        411,129
Research In Motion, Ltd. *             7,822        556,872
Teck Cominco, Ltd. - Class B          13,235        211,400
Toronto-Dominion Bank                 21,801      1,128,017
                                               ------------
                                               $  5,982,470
                                               ------------


CHINA -- 0.2%
China Railway Group, Ltd. *          161,000   $    129,422
                                               ------------


DENMARK -- 0.3%
A. P. Moller-Maersk A/S - Series B        32   $    191,667
                                               ------------


FINLAND -- 0.9%
Nokia Oyj                             36,660   $    536,837
                                               ------------


FRANCE -- 11.9%
AXA (Actions Ordinaires) (1)          20,530   $    385,584
BNP Paribas                           13,242        859,043
Casino Guichard-Perrachon SA          11,843        798,187
Compagnie Generale des Etablissements
   Michelin - Class B (1)              3,534        201,277
France Telecom SA                     11,289        255,886
Groupe Danone (1)                     21,697      1,070,644
Renault SA *                           7,546        276,994
Sanofi-Aventis                        10,560        620,178
Schneider Electric SA                  3,842        292,622
Societe Generale de France
  (Actions Ord.)                       7,531        410,756
Total SA                              19,174      1,034,897
Vallourec SA                           4,351        528,087
Vinci SA                               4,891        219,429
Vivendi                                8,912        212,944
Zodiac Aerospace (1)                   8,419        273,494
                                               ------------
                                               $  7,440,022
                                               ------------


GERMANY -- 5.9%

BASF AG (Stammaktie)                  17,918   $    712,009
Deutsche Bank AG (Stammaktie) (1)     10,365        627,989
E.On AG (Stammaktie)                  22,890        809,730
K+S AG                                 4,422        248,287
MAN AG                                 4,026        246,777
Muenchener Rueckversicherungs-
  Gesellschaft AG                      2,892        390,192
Porsche AG (Preferred Stock)           2,577        172,779
Salzgitter AG                          1,101         96,397
Siemens AG                             3,517        242,512
ThyssenKrupp AG                        5,215        129,399
                                               ------------
                                               $  3,676,071
                                               ------------


HONG KONG -- 5.0%
BOC Hong Kong Holdings, Ltd.         141,000   $    247,067
Cheung Kong Holdings, Ltd.            35,000        402,384
CLP Holdings, Ltd. (Ordinary)        172,000      1,140,741
Henderson Land Development Co., Ltd.  75,000        427,255
Hong Kong Exchanges & Clearing, Ltd.  26,400        411,497
Sun Hung Kai Properties, Ltd.         40,000        499,610
                                               ------------
                                               $  3,128,554
                                               ------------



INDIA -- 0.3%
Tata Motors, Ltd. (1)*                18,718   $    159,477
                                               ------------



ITALY -- 2.6%
Eni SpA (Azioni Ordinarie)            67,798   $  1,602,383
                                               ------------



JAPAN -- 17.3%
Aisin Seiki Co., Ltd. (1)             16,400   $    356,097
Astellas Pharma, Inc.                 34,000      1,205,161
Canon, Inc. (1)                        8,300        271,835
Denso Corp.                            8,800        226,191
Fanuc, Ltd.                            3,900        313,665
Honda Motor Co., Ltd.                 25,200        694,740
Itochu Corp.                          61,000        424,854
Makita Corp.                          30,800        745,380
Mazda Motor Corp.                    122,000        312,318
Mitsubishi Corp.                      24,900        461,431
Mitsubishi Gas Chemical Co., Inc.     26,000        142,281
Mitsui & Co., Ltd.                    30,000        356,325
Mitsui OSK Lines, Ltd.               130,000        844,795
Nintendo Company, Ltd.                 1,100        303,602
Nippon Electric Glass Co., Ltd.       27,000        302,783
Nippon Steel Corp. *                  86,000        329,792
Nippon Yusen Kabushiki Kaisha        160,000        691,506
Nissan Motor Co., Ltd. *              78,300        475,554
Sankyo Co., Ltd.                       5,700        304,244
Sumitomo Corp. (1)                    71,900        731,780
Sysmex Corp. (1)                       5,850        212,209
Tokai Rika Co., Ltd. (1)              22,600        360,485
Tokyo Electron, Ltd.                   6,500        314,609
Toyota Motor Corp.                    11,000        418,407
                                               ------------
                                               $ 10,800,044
                                               ------------


NETHERLANDS -- 1.7%
ING Groep NV (Aandeel)                47,747   $    480,326
Koninklijke (Royal) KPN NV            44,035        605,242
                                               ------------
                                               $  1,085,568
                                               ------------



NORWAY -- 1.0%
StatoilHydro ASA (1)                  19,064   $    374,968
Telenor Group ASA *                   33,776        259,491
                                               ------------
                                               $    634,459
                                               ------------



SINGAPORE -- 2.6%
DBS Group Holdings, Ltd.              35,000   $    285,349
Jardine Cycle & Carriage, Ltd.        69,000        915,328
Overseas-Chinese Banking Corp., Ltd.  88,000        406,149
                                               ------------
                                               $  1,606,826
                                               ------------



SPAIN -- 8.0%
Acciona SA (1)                         2,396   $    294,402
Banco Bilbao Vizcaya Argentaria SA (1)30,837        386,687
Banco Santander SA                   102,002      1,224,706
EDP Renovaveis SA *                   20,931        214,320
Iberdrola Renovables SA *             80,313        366,679
Mapfre SA                            105,237        342,457
Repsol YPF SA (Accion) (1)            13,511        302,082
Telefonica SA                         82,718      1,870,314
                                               ------------
                                               $  5,001,647
                                               ------------



SWEDEN -- 1.6%
AB SKF - Series B                     35,925   $    440,493
Peab AB                               38,921        159,244
TeliaSonera AB                        74,831        391,161
                                               ------------
                                               $    990,898
                                               ------------



SWITZERLAND -- 10.0%
ABB, Ltd.                             15,538   $    244,025
Adecco SA                              7,116        296,143
Credit Suisse Group AG                13,944        635,945
Holcim, Ltd.                           3,335        189,205
Logitech International SA *           14,195        196,437
Nestle SA                             27,914      1,050,288
Novartis AG                           12,264        496,627
Roche Holding AG                       4,567        620,243
Swiss Re AG                           34,317      1,134,065
Syngenta AG                              558        129,424
Zurich Financial Services
  (Inhaberaktie)                       6,846      1,204,841
                                               ------------
                                               $  6,197,243
                                               ------------


UNITED ARAB EMIRATES -- 0.6%
Dragon Oil PLC *                      66,789   $    399,819
                                               ------------



UNITED KINGDOM -- 17.2%
Anglo American PLC (Ordinary)         14,345   $    416,610
AstraZeneca PLC                       31,785      1,397,876
Barclays PLC (Ordinary)              335,556      1,563,887
BG Group PLC                          10,824        181,464
BHP Billiton PLC                      36,514        820,215
BP PLC                                86,914        683,896
British American Tobacco PLC          13,012        358,504
Carnival PLC *                        12,761        337,718
GlaxoSmithKline PLC                   32,470        571,361
HSBC Holdings PLC                    143,028      1,183,617
Man Group PLC                        148,483        678,568
Next PLC                               8,687        210,158
Rio Tinto PLC                         11,531        399,736
Royal Dutch Shell PLC                 36,226        910,393
Sage Group PLC (The)                  40,217        117,958
Unilever PLC                           8,695        203,908
Vodafone Group PLC                   227,216        438,551
WPP PLC                               39,414        261,745
                                               ------------
                                               $ 10,736,165
                                               ------------

TOTAL EQUITY INTERESTS - 99.3%
(identified cost, $66,582,607)                 $ 61,888,058
                                               ------------
RIGHTS - 0.1%
Casino Guichard-Perrachon SA,
   Expires 7/10/09 *                  12,176   $     46,966
                                               ------------
Total RIGHTS - 0.1%
(identified cost, $44,731)                     $     46,966
                                               ------------

SHORT-TERM INVESTMENTS - 10.1%
State Street Navigator Securities

 Lending Prime Portfolio, 0.66%(2)  6,274,660  $  6,274,660
                                               ------------


TOTAL SHORT-TERM INVESTMENTS - 10.1%
(identified cost, $6,274,660)                  $  6,274,660
                                               ------------

TOTAL INVESTMENTS - 109.5%
(identified cost, $72,901,998)                 $ 68,209,684
OTHER ASSETS, LESS LIABILITIES - (9.5)%         (5,903,045)
                                               ------------

NET ASSETS - 100.0%                            $ 62,306,639
                                               ============



*   Non-income-producing security.

(1) All or a portion on these securities were on loan at June 30, 2009.
(2) The amount invested in State Street Navigator Securities Lending Prime Portfolio represents cash collateral received for securities on loan as of June 30, 2009. Other Assets, Less Liabilities includes an equal and offsetting liability of the Fund to repay collateral amounts upon the return of loaned securities.

               Portfolio Composition By Sector
               -------------------------------
                % of net assets at 6/30/09

         Financials...........................24.8%
         Industrials..........................13.0%
         Energy...............................12.5%
         Consumer Discretionary...............10.5%
         Other................................39.2%

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2009 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value including $5,904,885 of
   securities loaned (identified cost $72,901,998)
   (Note 1A)                                   $ 68,209,684
  Foreign currency, at value (cost 94,864)
  (Note 1A)                                          94,864
  Cash                                               10,300
  Receivable for fund shares sold                    33,200
  Dividends receivable                              134,403
  Tax reclaims receivable                           125,821
  Prepaid expenses                                   21,995
                                               ------------
   Total assets                                $ 68,630,267
                                               ------------


LIABILITIES:
  Demand note payable (Note 8)                 $     10,000
  Payable for fund shares reacquired                 11,372
  Collateral for securities loaned                6,274,660
  Accrued expenses and other liabilities             27,596
                                               ------------
   Total liabilities                           $  6,323,628
                                               ------------
NET ASSETS                                     $ 62,306,639
                                               ============



NET ASSETS CONSIST OF:
  Paid-in capital                              $121,285,722
  Accumulated net realized loss on investments
   and foreign currency                        (55,376,863)
  Accumulated undistributed net
   investment income                              1,047,321
  Unrealized depreciation of

   investments and foreign currency             (4,649,541)
                                               ------------
  Net assets applicable to outstanding shares  $ 62,306,639
                                               ============


SHARES OF BENEFICIAL INTEREST OUTSTANDING         5,280,128
                                               ============


NET ASSET VALUE, OFFERING PRICE,
  AND REDEMPTION PRICE PER SHARE
  OF BENEFICIAL INTEREST                       $      11.80
                                               ============


See notes to financial statements

                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2009 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1C)
  Dividend income (net of foreign
    taxes, 161,283)                           $   1,381,476
  Income from securities lending                     70,152
  Other income                                       53,821
                                               ------------
    Total Investment Income                    $  1,505,449
                                               ------------

  Expenses -
  Investment adviser fee (Note 3)              $    231,510
  Administrator fee (Note 3)                         49,196
  Compensation of Trustees who are not employees
   of the investment adviser or administrator         6,376
  Custodian fee (Note 1F)                            28,189
  Distribution expenses (Note 4)                     72,398
  Transfer and dividend disbursing agent fees        21,639
  Printing                                            4,241
  Interest expense                                    4,585
  Shareholder communications                          6,505
  Audit services                                     14,119
  Legal services                                      3,025
  Registration costs                                 10,806
  Miscellaneous                                       5,560
                                               ------------
    Total expenses                             $    458,149
                                               ------------
  Deduct -
   Reduction of custodian fee (Note 1F)        $       (21)
                                               ------------
   Total deductions                            $       (21)
                                               ------------
   Net expenses                                $    458,128
                                               ------------
   Net investment income                       $  1,047,321
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss -
  Investment transactions                      $(19,383,576)
  Foreign currency transactions                    (10,114)
                                               ------------

   Net realized loss                           $(19,393,690)
                                               ------------
  Change in unrealized appreciation
   (depreciation)
   Investments                                 $ 22,846,051
   Foreign currency                                   5,105
                                               ------------

  Net change in unrealized appreciation
  (depreciation)                            $   22,851,156
                                               ------------

  Net realized and unrealized gain on
   investments                               $   3,457,466
                                               ------------

  Net increase in net assets from
   operations                                $   4,504,787
                                               ============


See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------



                                                                                     Six Months Ended         Year Ended,
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2009     December 31, 2008
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income                                                           $   1,047,321          $   3,554,025
Net realized loss on investment and foreign currency transactions                     (19,393,690)           (34,680,086)
Net change in unrealized appreciation (depreciation) of investments and
       foreign currency                                                                 22,851,156           (46,890,575)
                                                                                     ---------------        --------------
       Net increase (decrease) in net assets from operations                         $   4,504,787          $(78,016,636)
                                                                                     ---------------        --------------
   Distributions to shareholders (Note 2) -
     From net investment income                                                      $          --          $ (3,451,012)
From net realized gains                                                                         --            (4,298,181)
     Tax return of capital                                                                      --               (48,984)
                                                                                     ---------------        --------------
       Total distributions                                                           $          --            (7,798,177)
                                                                                     ---------------        --------------
   Net decrease in net assets from fund share transactions (Note 6)                  $ (9,343,682)          $(30,647,579)
                                                                                     ---------------        --------------
   Net decrease in net assets                                                        $ (4,838,895)          $(116,462,392)

NET ASSETS:
   At beginning of period                                                               67,145,534            183,607,926
                                                                                     ---------------        --------------
   At end of period                                                                  $  62,306,639          $ 67,145,534
                                                                                     ===============        ==============


ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
INCLUDED IN NET ASSETS AT END OF PERIOD                                              $   1,047,321          $          --
                                                                                     ===============        ==============


See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)

-------------------------------------------------------------------------------


                                                Six Months
                                               Ended June 30                      Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              2009(1)      2008(1)       2007(1)      2006(1)      2005(1)      2004
--------------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)

Net asset value, beginning of period             $  10.810    $  22.470    $  22.830    $  18.060    $  15.070     $12.890
                                                 ----------   ----------   ----------   ----------   ----------    ----------

Income (loss) from investment operations:
   Net investment income                         $   0.184    $   0.483    $   0.434    $   0.255    $   0.129     $ 0.128
   Net realized and unrealized gain (loss)           0.806      (11.002)       0.755        4.859        3.028       2.140
                                                 ----------   ----------   ----------   ----------   ----------    ----------

     Total income (loss) from investment
      operations                                 $   0.990    $ (10.519)   $   1.189    $   5.114     $ 3.157      $ 2.268
                                                 ----------   ----------   ----------   ----------   ----------    ----------

Less distributions:
   From net investment income                    $  --        $  (0.575)   $  (0.491)   $  (0.320)   $  (0.167)    $(0.088)
   From net realized gains                          --           (0.558)      (1.058)      (0.024)       -           -
   Tax return of capital                            --           (0.008)       -            -            -           -
                                                 ----------   ----------   ----------   ----------   ----------    ----------
     Total distributions                         $  --        $  (1.141)   $  (1.549)   $  (0.344)   $  (0.167)    $(0.088)
                                                 ----------   ----------   ----------   ----------   ----------    ----------
Net asset value, end of period                   $  11.800    $  10.810    $  22.470    $  22.830    $  18.060     $15.070
                                                 ==========   ==========   ==========   ==========   ==========    ==========

Total Return(2)                                    9.16%(4)      (47.74)%       5.50%       28.49%      21.13%       17.71%
                                                 ==========   ==========   ==========   ==========   ==========    ==========

Ratios/Supplemental data:

   Net assets, end of period (000 omitted)       $  62,307    $  67,146    $ 183,608    $ 218,201    $ 109,897     $ 62,266
   Ratios (As a percentage of average daily net assets):
     Net expenses                                    1.58%(3)     1.54%        1.49%        1.46%        1.66%       1.72%
     Net expenses after custodian fee reduction      1.58%(3)     1.53%        1.47%        1.37%        1.62%       1.71%
     Net investment income                           3.62%(3)     2.71%        1.82%        1.26%        0.81%       0.97%
   Portfolio turnover rate                           36%(4)         82%         138%         116%          99%        121%

--------------------------------------------------------------------------------------------------------------------------------

(1)  Certain per share amounts are based on average shares outstanding.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)  Annualized.
(4)  Not annualized.

See notes to financial statements


WRIGHT MANAGED EQUITY TRUST
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies
    ---------------------------------
The Wright Managed Equity Trust (the Trust), issuer of Wright Select Blue Chip Equities Fund (WSBC) series, Wright Major Blue Chip Equities Fund (WMBC) series, and Wright International Blue Chip Equities Fund (WIBC) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Funds seek to provide total return consisting of price appreciation and current income.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations -Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service. Investments in open-end mutual funds are valued at net asset value. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a third party pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges are monitored by the investment adviser and may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security's value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B. Investment Transactions - Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C. Income - Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Funds' understanding of applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and accretion of discount.

D. Federal Taxes - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2008, WSBC, WMBC and WIBC, for federal income tax purposes, had capital loss carryovers of $640,031, $15,844,437 and $18,850,926, respectively, which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

        December 31,                 WSBC              WMBC             WIBC
-------------------------------------------------------------------------------
         2010                   $       -       $  12,738,080    $         -
         2011                           -           2,230,768              -
         2016                     640,031            875,589       18,850,926
-------------------------------------------------------------------------------


Additionally, at December 31, 2008, WSBC, WMBC and WIBC had net capital losses of $593,005, $1,749,806 and $12,196,103, respectively, attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Funds' taxable year ending December 31, 2009.

As of June 30, 2009, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds' federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E. Expenses - The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

F. Expense Reduction - State Street Bank & Trust Company (SSBT) serves as custodian to the Funds. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Funds maintain with SSBT. All credit balances, if any, used to reduce each Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G. Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I. Indemnifications - Under each Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Funds. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

J. Interim Financial Statements - The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Funds' management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2.   Distributions to Shareholders
     -----------------------------
It is the present policy of the Trust to make annual distributions of all or substantially all of the net investment income of the Funds and to distribute annually all or substantially all of the net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) of the Funds. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3.   Investment Adviser Fee and Other Transactions with Affiliates
     -------------------------------------------------------------
The investment adviser fee is earned by Wright Investor Services, Inc. (Wright) as compensation for investment advisory services rendered to the Funds. For WIBC, the fee is computed at an annual rate of 0.80% of its average daily net assets up to $100 million and at reduced rates as net assets exceed that level, and is payable monthly. For WSBC and WMBC, the fee is computed at an annual rate of 0.60% of their average daily net assets up to $100 million and at reduced rates as net assets exceed that level, and is payable monthly. For the six months ended June 30, 2009, the fee and the effective annual rate, as a percentage of average daily net assets for each of the Funds were as follows:

              Fund     Investment Adviser Fee          Effective Annual Rate
              ----------------------------------------------------------------

              WSBC         $  37,877                          0.60%
              WMBC            95,223                          0.60%
              WIBC           231,510                          0.80%

------------------------------------------------------------------------------

The administrator fee is earned by Eaton Vance Management (Eaton Vance) for administering the business affairs of each Fund. The fee is computed at an annual rate of 0.17% of WIBC's average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. The fee is computed at an annual rate of 0.12% of WSBC's and WMBC's average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. For the six months ended June 30, 2009, the administrator fee for WSBC, WMBC and WIBC amounted to $7,575, $19,045 and $49,196, respectively. Wright also waived and/or reimbursed expenses for WSBC and WMBC (see Note 4).

Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the Funds' principal underwriter. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

4.   Distribution and Service Plans
    --------------------------------
The Trust has in effect a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each Fund will pay Wright Investors' Service Distributors, Inc. (WISDI), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% of the average daily net assets of each Fund for distribution services and facilities provided to the Funds by WISDI. Distribution fees paid or accrued to WISDI for the six months ended June 30, 2009 for WSBC, WMBC and WIBC were $15,782, $39,676 and $72,398, respectively. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the Funds to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund's shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of each Fund's average daily net assets. For the six months ended June 30, 2009, the Funds did not accrue or pay any service fees. Pursuant to an Expense Limitation Agreement, Wright and WISDI have agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses after custodian fee reductions, if any, exceed 1.40% (1.25% prior to May 1, 2009) of the average daily net assets of each of WSBC and WMBC through April 30, 2010. Thereafter, the waiver and reimbursement may be changed or terminated at any time. Pursuant to this agreement, Wright and WISDI waived and/or reimbursed expenses in the aggregate of $60,167 and $37,440 for WSBC and WMBC, respectively.

5.   Investment Transactions
     -------------------------
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                                 Six Months Ended June 30, 2009
                                                     ----------------------------------------------------------
                                                      WSBC                      WMBC                      WIBC
----------------------------------------------------------------------------------------------------------------------
         Purchases                             $     1,700,115           $    10,322,144           $    21,239,404
                                               ================          ================          ================

         Sales                                 $     1,984,619           $     7,195,289           $    28,921,383
                                               ================          ================          ================
-----------------------------------------------------------------------------------------------------------------------


6.   Shares of Beneficial Interest
     ------------------------------
The  Declaration  of Trust permits the Trustees to issue an unlimited  number of
full  and  fractional  shares  of  beneficial   interest  (without  par  value).
Transactions in Fund shares were as follows:

                                                                  Six Months Ended                     Year Ended
                                                              June 30, 2009 (Unaudited)             December 31, 2009
                                                              -------------------------             -----------------
                                                              Shares            Amount          Shares            Amount
--------------------------------------------------------------------------------------------------------------------------------

WRIGHT SELECTED BLUE CHIP EQUITIES FUND
Sold                                                            106,182   $   643,597            427,666    $    2,870,659
Issued to shareholders in payment of distributions declared           -             -            192,784         1,704,210
Redemptions                                                    (251,746)   (1,515,778)         (571,344)       (5,060,980)
                                                            ------------  ----------------   ------------   ----------------
Net increase (decrease)                                        (145,564   $  (872,181)            49,106    $    (486,111)
                                                            ============  ================   ============   ================


WRIGHT MAJOR BLUE CHIP EQUITIES FUND
Sold                                                            724,559   $  6,222,542           604,845    $    7,164,833
Issued to shareholders in payment of distributions declared         846          6,203            34,851           314,669
Redemptions                                                   (427,519)    (3,634,401)       (1,138,917)       (13,146,997)
                                                            ------------  ----------------   ------------   ----------------
Net increase (decrease)                                         297,886   $  2,594,344         (499,221)    $   (5,667,495)
                                                            ============  ================   ============   ================


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
Sold                                                            487,176   $   4,879,779        1,072,677    $   19,169,564
Issued to shareholders in payment of distributions declared           -                -         435,264         6,310,860
Redemptions                                                 (1,418,143)     (14,223,541)     (3,468,134)      (56,133,850)
Redemption fees                                                       -               80            -                5,847
                                                            ------------  ----------------   ------------   ----------------
Net decrease                                                  (930,967)   $  (9,343,682)      (1,960,193)   $  (30,647,579)
                                                            ============  ================   ============   ================

--------------------------------------------------------------------------------------------------------------------------------


7.   Federal Income Tax Basis of Investments
     ---------------------------------------
The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2009, as determined on a federal income tax basis, were as follows:


                                                                 Six Months Ended June 30, 2009
                                                   -----------------------------------------------------------------
                                                      WSBC                      WMBC                      WIBC
--------------------------------------------------------------------------------------------------------------------

 Aggregate cost                                $    15,927,140           $    39,339,249           $    77,838,142
                                               ================          ================          ================

Gross unrealized appreciation                  $       813,234           $     2,400,131           $     1,068,254
Gross unrealized depreciation                      (3,167,803)               (6,997,661)              (10,696,712)
                                               ----------------           ----------------          ----------------

Net unrealized depreciation                    $   (2,354,569)           $   (4,597,530)           $   (9,628,458)
                                               ================           ================          =================

--------------------------------------------------------------------------------------------------------------------------------

8.   Line of Credit
     --------------
The Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $10 million line of credit is allocated among the participating funds at the end of each quarter. At June 30, 2009, WSBC, WMBC and WIBC had a balance outstanding pursuant to this line of credit of $123,000, $4,000 and $10,000, respectively, at an interest rate of 1.28%.

The average borrowings and average interest rate (annualized) for the six months ended June 30, 2009 were as follows:

                                   WSBC            WMBC                 WIBC
-------------------------------------------------------------------------------

     Average borrowings      $   35,234       $   1,575           $   319,928
     Average interest rate         1.2%            1.3%                  1.1%

-------------------------------------------------------------------------------


9.   Risks Associated With Foreign Investments
     -----------------------------------------
Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Funds, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

10.  Securities Lending Agreement
     ----------------------------
The Wright International Blue Chip Fund has established a securities lending agreement with SSBT as securities lending agent in which the Fund lends portfolio securities to a broker in exchange for collateral consisting of cash in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in State Street Navigator Securities Lending Prime Portfolio (the Portfolio). The Fund earns interest on the amount invested in the Portfolio, but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Fund amounted to $10,017 for the six months ended June 30, 2009. At June 30, 2009, the value of the securities loaned and the value of the collateral amounted to $5,904,885 and $6,274,660, respectively. In the event of counterparty default, the Fund is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

11.  Fair Value Measurements
     -----------------------
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements", established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

     o Level 1 - quoted prices in active markets for identical investments

     o Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

     o Level 3 - significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2009, the inputs used in valuing each Fund's investments, which are carried at value, were as follows:

WSBC

                                         Quoted Prices in
                                        Active Markets for     Significant Other        Significant
Assets Description                       Identical Assets      Observable Inputs    Unobservable Inputs          Total
                                             (Level 1)             (Level 2)             (Level 3)
--------------------------------------------------------------------------------------------------------------------------------
Total Investments                           $13,572,571             $     -               $     -             $13,572,571
                                 ------------------------------------------------------------------------------------------------

WMBC

                                         Quoted Prices in
                                        Active Markets for     Significant Other        Significant
Asset Description                        Identical Assets      Observable Inputs    Unobservable Inputs          Total
                                             (Level 1)             (Level 2)             (Level 3)
--------------------------------------------------------------------------------------------------------------------------------
Total Investments                           $34,741,719             $     -               $     -             $34,741,719
                                ------------------------------------------------------------------------------------------------

WIBC

                                         Quoted Prices in
                                        Active Markets for     Significant Other        Significant
Assset Description                       Identical Assets      Observable Inputs    Unobservable Inputs          Total
                                             (Level 1)             (Level 2)             (Level 3)
                                ------------------------------------------------------------------------------------------------
Common Stocks                              $61,935,024              $     -               $     -            $61,935,024
                                ------------------------------------------------------------------------------------------------
Short-Term Investments                       6,274,660              $     -               $     -              6,274,660
                                ------------------------------------------------------------------------------------------------
Total Investments                          $68,209,684              $     -               $     -            $68,209,684
--------------------------------------------------------------------------------------------------------------------------------

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

12.  Review for Subsequent Events
     ----------------------------
In connection with the preparation of the financial statements of the Funds as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 18, 2009, the date the financial statements were issued, have been evaluated by the Funds' management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - AS OF JUNE 30, 2009 (UNAUDITED)


Face                                                                  Coupon        Maturity
Amount            Description                                          Rate           Date           Value
--------------------------------------------------------------------------------------------------------------------------------


ASSET-BACKED SECURITIES - 3.4%
$      155,000    AEP Texas Central Transition Funding LLC,
                   Series 2006-A, Class A2                             4.980%        07/01/13    $   162,223
       270,000    Citibank Credit Card Issuance Trust,
                   Series 2009-A1, Class A1                            2.069% (1)    03/17/14        272,370
       145,000    Harley-Davidson Motorcycle Trust,
                   Series 2009-1, Class A4                             4.550%        01/01/17        146,224
       180,000    PSE&G Transition Funding LLC,
                   Series 2001-1, Class A7                             6.750%        06/15/16        200,486
                                                                                                ------------
Total Asset-Backed Securities (identified cost, $762,104)                                        $   781,303
                                                                                                ------------


COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.6%
$      220,000    Citigroup Commercial Mortgage Trust
                    Series 2004-C2, Class A5                           4.733%        10/15/41    $   187,277
       285,000    CS First Boston Mortgage Securities Corp.,
                   Series 2003-C3, Class A5                            3.936%        05/15/38        257,736
       330,000    JPMorgan Chase Commercial Mortgage Securities Corp.,
                  Series 2004-C3, Class A5                             4.878%        01/15/42        277,568
       265,000    Lehman Brothers UBS, Series 2006-C6, Class A4        5.372%        09/15/39        215,546
       270,000    Merrill Lynch Mortgage Trust, Series 2005-LC1,
                   Class A4                                            5.291%        01/12/44        229,317
       420,000    Merrill Lynch/Countrywide Commercial Mortgage Trust,
                  Series 2006-2, Class A4                              5.909% (1)    06/12/46        346,303
       108,214    Salomon Brothers Mortgage Securities VII,
                   Series 2002-KEY2, Class A2                          4.467%        03/18/36        107,285
       128,991    Wells Fargo Mortgage Backed Securities Trust,
                   Series 2004-K, Class 1A2                            4.472%        07/25/34        116,198
                                                                                                  ------------
Total Commercial Mortgage-Backed Securities (identified cost, $1,977,800)                        $ 1,737,230
                                                                                                  ------------

NON-AGENCY MORTGAGE-BACKED SECURITIES - 0.3%
$      227,900    First Horizon Alternative Mortgage Securities,
                  Series 2005-AA10, Class 1A2                          5.700% (1)    12/25/35    $    76,215
                                                                                                ------------
Total Non-Agency Mortgage-Backed Securities (identified cost, $227,900)                          $    76,215
                                                                                                 ------------


CORPORATE BONDS - 37.3%

AEROSPACE -- 0.5%
-----------------
$      115,000    Lockheed Martin Corp.                                8.200%        12/01/09    $   117,958

AUTOMOBILE -- 0.5%
------------------
$      110,000    PACCAR, Inc.                                         6.875%        02/15/14    $   120,589

BANKS & MISCELLANEOUS FINANCIAL-- 5.1%
--------------------------------------
$       60,000    American Express Credit Corp.                        7.300%        08/20/13    $    62,438
       115,000    Citigroup, Inc.                                      6.125%        11/21/17        100,986
       110,000    Credit Suisse USA, Inc.                              6.125%        11/15/11        117,836
       115,000    Goldman Sachs Group, Inc. (The)                      6.150%        04/01/18        112,148
       235,000    HSBC Finance Corp.                                   6.375%        10/15/11        240,425
       110,000    JPMorgan Chase & Co.                                 6.300%        04/23/19        110,841
       125,000    Merrill Lynch & Co., Inc.                            6.050%        05/16/16        112,076
       100,000    Morgan Stanley                                       5.300%        03/01/13        101,370
        55,000    PNC Funding Corp.                                    2.300%        06/22/12         55,487
        55,000    SunTrust Banks, Inc.                                 6.000%        09/11/17         49,872
       110,000    Wells Fargo & Co.                                    4.375%        01/31/13        111,038

CABLE TV-- 1.2%
---------------
$      100,000    Comcast Cable Communications Holdings                5.875%        02/15/18    $   101,538
       125,000    Time Warner, Inc.                                    5.875%        11/15/16        123,370
        50,000    Time Warner Cable, Inc.                              8.250%        04/01/19         56,828

CHEMICALS -- 0.5%
-------------------
$      100,000    Lubrizol Corp.                                       8.875%        02/01/19    $   116,369

COMMUNICATIONS EQUIPMENT-- 0.6%
-------------------------------
$      140,000    Harris Corp.                                         5.000%        10/01/15    $   132,229

COMPUTERS & PERIPHERALS-- 0.7%
------------------------------
$       30,000    Dell, Inc.                                           5.625%        04/15/14    $    31,717
       105,000    International Business Machines Corp.                7.625%        10/15/18        125,720

DIVERSIFIED FINANCIALS-- 5.4%
-----------------------------
$      240,000    Ameriprise Financial, Inc.                           5.350%        11/15/10    $   239,636
        55,000    Capital One Financial Corp.                          7.375%        05/23/14         56,773
       110,000    Daimler Finance North America LLC                    6.500%        11/15/13        111,924
       225,000    General Electric Capital Corp.                       6.750%        03/15/32        202,537
        90,000    Genworth Global Funding Trusts                       5.200%        10/08/10         87,715
       245,000    International Lease Finance Corp.                    5.875%        05/01/13        185,722
       110,000    John Deere Capital Corp.                             5.250%        10/01/12        116,281
       210,000    National Rural Utilities Cooperative Finance Corp.   7.250%        03/01/12        229,509

DIVERSIFIED MANUFACTURING-- 0.8%
--------------------------------
$      110,000    Honeywell International, Inc.                        3.875%        02/15/14    $   112,515
        55,000    Tyco International Finance SA                        8.500%        01/15/19         61,085

ELECTRIC UTILITIES-- 3.6%
-------------------------
$      115,000    American Electric Power                              5.250%        06/01/15    $   113,016
       110,000    Consolidated Edison Co. of New York, Inc.            7.125%        12/01/18        125,180
        90,000    Dominion Resources, Inc.                             6.300%        03/15/33         90,122
       100,000    Duke Cap Corp.                                       7.500%        10/01/09        101,136
       115,000    FPL Group Capital, Inc.                              7.300% (1)    09/01/67         97,892
        55,000    Hawaiian Electric Industries, Inc.                   6.141%        08/15/11         56,412
        50,000    Pacific Gas & Electric Co.                           8.250%        10/15/18         61,120
       115,000    PSI Energy, Inc.                                     5.000%        09/15/13        119,018
        60,000    Public Service Electric & Gas Co.                    5.300%        05/01/18         62,809

FOOD - RETAIL-- 0.8%
--------------------
$      115,000    Kraft Foods, Inc.                                    6.000%        02/11/13    $   122,615
        50,000    Safeway, Inc.                                        6.500%        03/01/11         52,975

FOOD, BEVERAGE & TOBACCO-- 2.8%
-------------------------------
$       55,000    Altria Group, Inc.                                   9.700%        11/10/18    $    63,154
       115,000    Coca-Cola Co. (The)                                  3.625%        03/15/14        116,433
        55,000    ConAgra Foods, Inc.                                  5.875%        04/15/14         58,370
        55,000    Diageo Capital PLC                                   7.375%        01/15/14         62,291
        55,000    General Mills, Inc.                                  6.000%        02/15/12         59,249
        40,000    PepsiAmericas, Inc.                                  4.375%        02/15/14         40,332
       100,000    PepsiCo, Inc.                                        7.900%        11/01/18        121,869
       105,000    Philip Morris International, Inc.                    6.875%        03/17/14        118,594

HOUSEHOLD & PERSONAL PRODUCTS-- 0.5%
------------------------------------
$      115,000    Avon Products, Inc.                                  5.625%        03/01/14    $   121,680

INSURANCE -- 2.2%
-----------------
$      130,000    Fund American Cos., Inc.                             5.875%        05/15/13    $   122,562
       125,000    MetLife, Inc.                                        5.000%        06/15/15        119,245
        55,000    Principal Financial Group, Inc.                      8.875%        05/15/19         57,835
       200,000    St. Paul Travelers                                   5.500%        12/01/15        205,035

MEDIA -- 0.4%
--------------
$       95,000    McGraw-Hill Cos. Inc. (The)                          5.900%        11/15/17    $    91,096

MEDICAL -- 2.8%
----------------
$      245,000    Bristol-Myers Squibb Co.                             5.875%        11/15/36    $   253,133
        40,000    McKesson Corp.                                       6.500%        02/15/14         42,719
       100,000    Medtronic, Inc.                                      4.500%        03/15/14        103,695
       115,000    WellPoint, Inc.                                      5.875%        06/15/17        112,727
       115,000    Wyeth                                                5.500%        02/01/14        123,202

MINING -- 0.4%
--------------
$       80,000    Barrick Gold Financeco LLC                           6.125%        09/15/13    $    85,921

OIL & GAS-- 3.9%
----------------
$      105,000    Baker Hughes, Inc.                                   7.500%        11/15/18    $   123,174
       110,000    Canadian Natural Resources, Ltd.                     5.700%        05/15/17        111,408
       120,000    EnCana Corp.                                         5.900%        12/01/17        123,220
        80,000    Halliburton Co.                                      6.700%        09/15/38         86,095
        35,000    Marathon Oil Corp.                                   6.500%        02/15/14         37,454
       100,000    Sempra Energy                                        6.000%        02/01/13        102,300
        50,000    Smith International, Inc.                            9.750%        03/15/19         57,848
       170,000    TransCanada Pipelines, Ltd.                          6.500%        08/15/18        185,269
        55,000    Valero Energy Corp.                                  9.375%        03/15/19         62,749

RETAIL -- 0.5%
--------------
$      120,000    Home Depot, Inc.                                     5.200%        03/01/11    $   124,263

SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 0.8%
-----------------------------------------
$      165,000    Applied Materials, Inc.                              7.125%        10/15/17    $   171,665

TELECOMMUNICATIONS -- 2.7%
--------------------------
$      110,000    AT&T Wireless Services, Inc.                         5.800%        02/15/19    $   111,888
        70,000    British Telecom PLC                                  9.625%        12/15/30         77,792
       100,000    Deutsche Telekom International Finance BV            8.500%        06/15/10        105,191
       120,000    France Telecom SA                                    7.750%        03/01/11        129,835
       175,000    Verizon Global Funding Corp.                         7.750%        12/01/30        195,973

TRANSPORTATION -- 0.6%
----------------------
$      125,000    Burlington Northern Santa Fe Corp.                   5.650%        05/01/17    $   127,782
                                                                                                ------------
Total Corporate Bonds (identified cost, $8,342,588)                                              $ 8,519,875
                                                                                                 ------------

CONVERTIBLE BONDS - 0.8%
------------------------
$      125,000    National City Corp.                                  4.000%        02/01/11    $   123,438
        65,000    Transocean, Inc.                                     1.500%        12/15/37         59,881
                                                                                                ------------
Total Convertible Bonds (identified cost, $170,505)                                              $   183,319
                                                                                                 ------------


U.S. GOVERNMENT INTERESTS - 48.8%

AGENCY MORTGAGE-BACKED SECURITIES -- 35.0%
------------------------------------------
$      240,940    FHLMC Gold Pool #A32600                              5.500%        05/01/35    $   249,596
        57,007    FHLMC Gold Pool #C01646                              6.000%        09/01/33         59,921
        45,077    FHLMC Gold Pool #C27663                              7.000%        06/01/29         48,981
       144,549    FHLMC Gold Pool #C47318                              7.000%        09/01/29        159,752
       324,477    FHLMC Gold Pool #C66878                              6.500%        05/01/32        347,856
       216,139    FHLMC Gold Pool #C91046                              6.500%        05/01/27        231,393
        73,97     FHLMC Gold Pool #D66753                              6.000%        10/01/23         76,477
        12,357    FHLMC Gold Pool #E00903                              7.000%        10/01/15         13,177
       308,016    FHLMC Gold Pool #G01035                              6.000%        05/01/29        324,626
       203,595    FHLMC Gold Pool #G02478                              5.500%        12/01/36        210,592
       245,298    FHLMC Gold Pool #H19018                              6.500%        08/01/37        260,257
       131,667    FHLMC Gold Pool #N30514                              5.500%        11/01/28        135,286
       346,451    FHLMC Gold Pool #P00024                              7.000%        09/01/32        372,955
        25,907    FHLMC Gold Pool #P50031                              7.000%        08/01/18         28,125
        49,766    FHLMC Gold Pool #P50064                              7.000%        09/01/30         54,027
       115,923    FHLMC Pool #1B1291                                   4.998% (1)    11/01/33        119,269
       530,861    FHLMC Pool #1G0233                                   4.998% (1)    05/01/35        549,916
       101,968    FHLMC Pool #781071                                   5.193% (1)    11/01/33        105,827
        81,000    FHLMC Pool #781804                                   5.054% (1)    07/01/34         83,674
        41,394    FHLMC Pool #781884                                   5.134% (1)    08/01/34         42,871
        97,373    FHLMC Pool #782862                                   4.999% (1)    11/01/34        100,617
       301,343    FHLMC Series 1983, Class Z                           6.500%        12/15/23        320,557
       245,311    FHLMC Series 2044, Class PE                          6.500%        04/15/28        259,728
       127,414    FNMA Pool #253057                                    8.000%        12/01/29        139,484
        32,906    FNMA Pool #254845                                    4.000%        07/01/13         33,616
        33,223    FNMA Pool #254863                                    4.000%        08/01/13         33,817
        24,135    FNMA Pool #479477                                    6.000%        01/01/29         25,527
        21,234    FNMA Pool #489357                                    6.500%        03/01/29         22,870
        24,431    FNMA Pool #535332                                    8.500%        04/01/30         26,680
        43,033    FNMA Pool #545782                                    7.000%        07/01/32         47,405
        38,248    FNMA Pool #597396                                    6.500%        09/01/31         41,111
        60,799    FNMA Pool #725866                                    4.500%        09/01/34         60,960
       146,775    FNMA Pool #738630                                    5.500%        11/01/33        152,324
       376,189    FNMA Pool #745467                                    5.774% (1)    04/01/36        394,445
       515,932    FNMA Pool #745755                                    5.000%        12/01/35        527,520
       190,595    FNMA Pool #747529                                    4.500%        10/01/33        191,248
       671,330    FNMA Pool #781893                                    4.500%        11/01/31        677,722
        60,955    FNMA Pool #809888                                    4.500%        03/01/35         61,059
       138,252    FNMA Pool #906455                                    5.978% (1)    01/01/37        144,329
       195,805    GNMA Pool #374892                                    7.000%        02/15/24        212,979
        41,482    GNMA Pool #376400                                    6.500%        02/15/24         44,277
        61,211    GNMA Pool #379982                                    7.000%        02/15/24         66,580
       180,910    GNMA Pool #393347                                    7.500%        02/15/27        198,443
        67,386    GNMA Pool #410081                                    8.000%        08/15/25         74,490
        35,560    GNMA Pool #427199                                    7.000%        12/15/27         38,780
        14,411    GNMA Pool #436214                                    6.500%        02/15/13         15,404
       100,338    GNMA Pool #448490                                    7.500%        03/15/27        110,062
        50,886    GNMA Pool #458762                                    6.500%        01/15/28         54,967
        62,531    GNMA Pool #460726                                    6.500%        12/15/27         67,345
        15,976    GNMA Pool #488924                                    6.500%        11/15/28         17,257
        14,844    GNMA Pool #510706                                    8.000%        11/15/29         16,793
        67,365    GNMA Pool #581536                                    5.500%        06/15/33         70,012
       141,689    GNMA II Pool #2630                                   6.500%        08/20/28        152,636
         6,423    GNMA II Pool #2909                                   8.000%        04/20/30          7,245
        16,202    GNMA II Pool #2972                                   7.500%        09/20/30         17,678
         6,011    GNMA II Pool #2973                                   8.000%        09/20/30          6,780
        64,474    GNMA II Pool #3095                                   6.500%        06/20/31         69,407

U.S. GOVERNMENT AGENCIES-- 3.7%
-------------------------------
$      225,000    Citigroup, Inc. (FDIC guaranteed)                    2.875%        12/09/11    $   231,591
       200,000    Federal National Mortgage Association                6.250%        05/15/29        235,512
       145,000    JPMorgan Chase & Co. (FDIC guaranteed)               3.125%        12/01/11        150,082
       210,000    Regions Bank (FDIC guaranteed)                       3.250%        12/09/11        218,016

U.S. TREASURIES-- 10.1%
-----------------------
$      220,000    U.S. Treasury Notes                                  4.375%        12/15/10    $   231,576
       180,000    U.S. Treasury Notes                                  5.000%        08/15/11        194,738
       950,000    U.S. Treasury Notes                                  3.875%        02/15/13      1,013,012
       100,000    U.S. Treasury Notes                                  4.250%        11/15/13        108,094
       950,000    U.S. Treasury Strip                                  0.000%        02/15/18        683,392
       150,000    U.S. Treasury Strip                                  0.000%        02/15/27         68,013
                                                                                                ------------
Total U.S. Government Interests (identified cost, $10,762,099)                                   $11,110,758
                                                                                                ------------

TOTAL INVESTMENTS (identified cost, $22,242,996)-- 98.2%                                         $22,408,700
OTHER ASSETS, LESS LIABILITIES-- 1.8%                                                                417,955
                                                                                                ------------

NET ASSETS-- 100.0%                                                                              $22,826,655
                                                                                                ============



FDIC - Federal Deposit Insurance Corporation
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

(1) Adjustable rate security. Rate shown is the rate at period end.

See notes to financial statements


WRIGHT TOTAL RETURN BOND FUND (WTRB)
-----------------------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES

                          June 30, 2009 (Unaudited)
------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost $22,242,996) (Note 1A)     $ 22,408,700
  Cash                                              271,087
  Receivable for investments sold                   642,704
  Receivable for fund shares sold                    47,329
  Interest receivable                               216,102
  Prepaid expenses                                   17,892
                                               ------------
   Total assets                                $ 23,603,814
                                               ------------


LIABILITIES:
  Payable for investments purchased            $    734,377
  Payable for fund shares reacquired                  8,988
  Distributions payable                              17,284
  Accrued expenses and other liabilities             16,510
                                               ------------
   Total liabilities                           $    777,159
                                               ------------

NET ASSETS                                     $ 22,826,655
                                               ============


NET ASSETS CONSIST OF:
  Paid-in capital                              $ 25,110,860
  Accumulated net realized loss on
   investments                                  (2,397,603)
  Accumulated distributions in excess of
   net investment income                           (52,306)
Unrealized appreciation of investments              165,704
                                               ------------
  Net assets applicable to outstanding shares  $ 22,826,655
                                               ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING         1,856,297
                                               ============

NET ASSET VALUE, OFFERING PRICE, AND
  REDEMPTION PRICE PER SHARE OF
  BENEFICIAL INTEREST                          $      12.30
                                               ============



See notes to financial statements

                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2009 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C)
   Interest income                             $    636,680
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)             $     50,772
   Administrator fee (Note 3)                         7,898
   Compensation of Trustees who are not employees
    of the investment adviser or administrator        9,752
   Custodian fee (Note 1F)                           35,262
   Distribution expenses (Note 4)                    28,207
   Transfer and dividend disbursing agent fees        9,833
   Printing                                             454
   Shareholder communications                         1,446
   Audit services                                    16,264
   Legal services                                       437
   Registration costs                                12,419
   Miscellaneous                                      3,508
                                               ------------
    Total expenses                             $    176,252
                                               ------------

  Deduct -
   Waiver and/or reimbursement by the principal
   underwriter and/or investment adviser
   (Note 3 and 4)                              $   (97,267)
   Reduction of custodian fee (Note 1F)                 (8)
                                               ------------
    Total deductions                           $   (97,275)
                                               ------------
    Net expenses                               $     78,977
                                               ------------
    Net investment income                      $    557,703
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions $  (254,766)
  Net change in unrealized appreciation
   (depreciation) on investments               $    853,716
                                               ------------
  Net realized and unrealized gain on
   investments                                  $   598,950
                                               ------------

  Net increase in net assets from operations   $  1,156,653
                                               ============



See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
------------------------------------------------------------------------------

                                                                                     Six Months Ended         Year Ended,
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2009       December 31, 2008
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income                                                           $     557,703          $   1,114,134
     Net realized gain (loss) on investment transactions                                 (254,766)                224,053
     Net change in unrealized appreciation (depreciation) on investments                   853,716              (922,629)
                                                                                     --------------         --------------
       Net increase in net assets from operations                                    $   1,156,653          $     415,558
                                                                                     --------------         --------------
   Distributions to shareholders (Note 2) -
     From net investment income                                                      $   (593,701)          $ (1,166,826)
                                                                                     --------------         --------------
       Total distributions                                                           $   (593,701)          $ (1,166,826)
                                                                                     --------------         --------------
   Net decrease in net assets from fund share transactions (Note 6)                  $   (998,700)          $   (975,127)
                                                                                     --------------         --------------
       Net decrease in net assets                                                    $   (435,748)          $ (1,726,395)

NET ASSETS:
   At beginning of period                                                               23,262,403             24,988,798
                                                                                     --------------         --------------
   At end of period                                                                  $  22,826,655          $  23,262,403
                                                                                     ==============         ==============

ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
   INCOME INCLUDED IN NET ASSETS AT END OF PERIOD                                    $    (52,306)          $    (16,308)
                                                                                     ==============         ==============

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------



                                                Six Months
                                               Ended June 30                      Year Ended December 31,
                                             -----------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              2009(3)      2008(3)       2007(3)       2006         2005        2004
--------------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)
Net asset value, beginning of period             $ 11.990     $ 12.390     $  12.290    $  12.430    $  12.770     $ 12.870
                                                 ---------    ---------    ---------    ---------    ---------     ---------
Income (loss) from investment operations:
   Net investment income(1)                      $  0.295     $  0.573     $   0.558    $   0.483    $   0.465     $  0.453
   Net realized and unrealized gain (loss)          0.329       (0.373)        0.115       (0.082)      (0.271)      (0.011)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
     Total income from investment operations     $  0.624     $  0.200     $   0.673    $   0.401    $   0.194     $  0.442
                                                 ---------    ---------    ---------    ---------    ---------     ---------
Less distributions:
   From net investment income                    $ (0.314)    $ (0.600)    $  (0.573)   $  (0.541)   $  (0.534)    $ (0.542)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
     Total distributions                         $ (0.314)    $ (0.600)    $  (0.573)   $  (0.541)   $  (0.534)    $ (0.542)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
Net asset value, end of period                   $ 12.300     $ 11.990     $  12.390    $  12.290    $  12.430     $ 12.770
                                                 =========    =========    =========    =========    =========     =========
Total Return(2)                                     5.29%(5)     1.69%         5.64%        3.34%        1.54%        3.52%
                                                 =========    =========    =========    =========    =========     =========

Ratios/Supplemental Data(1):
   Net assets, end of period (000 omitted)       $  22,827    $  23,262    $  24,989    $  30,866    $  41,288     $ 38,213
   Ratios (As a percentage of average
     daily net assets):
     Net expenses                                   0.70%(4)     0.71%         0.87%        0.99%        0.98%        0.96%
     Net expenses after custodian fee reduction     0.70%(4)     0.70%         0.85%        0.95%        0.95%        0.95%
     Net investment income                          4.94%(4)     4.73%         4.56%        3.96%        3.66%        3.58%
   Portfolio turnover rate                            33%(5)      125%          119%          90%          86%          64%

--------------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2009 and for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, the operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   2009         2008          2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------------------------------

     Net investment income per share             $  0.243     $  0.475     $   0.490    $   0.453    $   0.439     $  0.429
                                                 =========    =========    =========    =========    =========     =========

     Ratios (As a percentage of average daily net assets):
         Expenses                                   1.56%(4)     1.52%         1.41%        1.23%        1.18%        1.18%
                                                 =========    =========    =========    =========    =========     =========
         Expenses after custodian fee reduction     1.56%(4)     1.51%         1.38%        1.19%        1.15%        1.17%
                                                 =========    =========    =========    =========    =========     =========

         Net investment income                      4.08%(4)     3.93%         4.03%        3.72%        3.46%        3.36%
                                                 =========    =========    =========    =========    =========     =========


--------------------------------------------------------------------------------------------------------------------------------

(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)  Certain per share amounts are based on average shares outstanding.
(4)  Annualized.
(5)  Not annualized.

See notes to financial statements


WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - AS OF JUNE 30, 2009 (UNAUDITED)

Face                                                                    Coupon        Maturity
Amount            Description                                            Rate           Date           Value
--------------------------------------------------------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES -- 2.8%
$   208,493       Bear Stearns Adj. Rate Mortgage Trust,
                    Series 2003-4, Class 3A1                             4.966%(1)    07/25/33    $   189,012
    664,842       Chase Mortgage Finance Corporation,
                    Series 2003-S13, Class A16                           5.000%       11/25/33        577,757
    431,621       Countrywide Home Loans, Series 2006-J1, Class 3A1      6.000%       02/25/36        313,898
                                                                                                  ------------
Total Non-Agency Mortgage-Backed Securities (identified cost, $1,252,099)-- 2.8%                   $ 1,080,667
                                                                                                  ------------


AGENCY MORTGAGE-BACKED SECURITIES -- 96.3%
$    35,273       FHLMC Gold Pool #C00548                                7.000%       08/01/27     $    38,503
    107,502       FHLMC Gold Pool #C00778                                7.000%       06/01/29         116,813
    178,560       FHLMC Gold Pool #C47318                                7.000%       09/01/29         197,340
    299,487       FHLMC Gold Pool #C90580                                6.000%       09/01/22         316,104
     73,587       FHLMC Gold Pool #D81642                                7.500%       08/01/27          80,328
    137,514       FHLMC Gold Pool #D82572                                7.000%       09/01/27         150,105
     73,887       FHLMC Gold Pool #E00678                                6.500%       06/01/14          77,656
     77,050       FHLMC Gold Pool #E00721                                6.500%       07/01/14          80,990
     71,662       FHLMC Gold Pool #E81704                                8.500%       05/01/15          81,635
    397,297       FHLMC Gold Pool #E88471                                7.500%       01/01/17         424,027
    120,029       FHLMC Gold Pool #E90181                                6.500%       06/01/17         127,179
    534,437       FHLMC Gold Pool #G02478                                5.500%       12/01/36         552,803
    184,524       FHLMC Pool #2176 OJ                                    7.000%       08/15/29         195,787
    105,105       FHLMC Pool #2201 C                                     8.000%       11/15/29         113,602
    225,209       FHLMC Pool #2259 ZM                                    7.000%       10/15/30         242,228
     83,060       FHLMC Pool #845830                                     4.800%(1)    07/01/24          85,126
    187,842       FHLMC Series 4, Class D                                8.000%       12/25/22         203,540
    307,846       FHLMC Series 15, Class L                               7.000%       07/25/23         330,175
    106,961       FHLMC Series 23, Class KZ                              6.500%       11/25/23         115,029
    714,384       FNMA Pool #252034                                      7.000%       09/01/28         780,304
     82,396       FNMA Pool #254305                                      6.500%       05/01/22          88,656
     10,040       FNMA Pool #254505                                      5.000%       11/01/09          10,153
    141,597       FNMA Pool #255068                                      6.000%       01/01/24         149,550
    876,250       FNMA Pool #256600                                      5.500%       02/01/27         910,350
    201,548       FNMA Pool #313953                                      7.000%       12/01/17         221,520
    166,828       FNMA Pool #532204                                      7.000%       02/01/20         183,087
     75,087       FNMA Pool #535131                                      6.000%       03/01/29          79,417
    114,201       FNMA Pool #535817                                      7.000%       04/01/31         125,177
    403,127       FNMA Pool #673315                                      5.500%       11/01/32         418,744
  1,368,858       FNMA Pool #725027                                      5.000%       11/01/33       1,400,673
    757,771       FNMA Pool #725419                                      4.500%       10/01/33         760,368
     62,040       FNMA Pool #733750                                      6.310%       10/01/32          66,193
    474,725       FNMA Pool #735861                                      6.500%       09/01/33         511,006
    235,408       FNMA Pool #745630                                      5.500%       01/01/29         245,705
    910,908       FNMA Pool #756831                                      5.000%       12/01/18         953,976
    284,114       FNMA Pool #801357                                      5.500%       08/01/34         295,121
    304,061       FNMA Pool #813839                                      6.000%       11/01/34         320,838
    405,004       FNMA Pool #871394                                      7.000%       04/01/21         429,974
    388,173       FNMA Pool #888129                                      5.500%       02/01/37         401,573
    636,022       FNMA Pool #888339                                      4.500%       04/01/37         637,109
  1,158,618       FNMA Series 2002-T4, Class A2                          7.000%       12/25/41       1,240,684
    272,075       FNMA Series 2003-W3, Class 2A5                         5.356%       06/25/42         281,164
    367,266       FNMA Series G93-5, Class Z                             6.500%       02/25/23         396,010
     94,849       GNMA I Pool #448970                                    8.000%       08/15/27         107,048
    411,204       GNMA I Pool #487108                                    6.000%       04/15/29         432,648
    715,679       GNMA I Pool #503405                                    6.500%       04/15/29         772,626
    253,405       GNMA I Pool #509930                                    5.500%       06/15/29         263,918
    419,360       GNMA I Pool #509965                                    5.500%       06/15/29         436,757
    163,147       GNMA I Pool #623190                                    6.000%       12/15/23         171,651
    568,173       GNMA I Pool #675363                                    6.000%       01/15/35         593,896
  1,516,769       GNMA I Pool #697850                                    5.000%       02/15/39       1,549,948
    463,943       GNMA I Pool #704107                                    5.000%       12/15/23         486,215
    277,245       GNMA I Pool #780492                                    7.000%       09/15/24         301,424
    154,133       GNMA I Pool #782375                                    6.000%       06/15/18         164,276
     26,293       GNMA II Pool #723                                      7.500%       01/20/23          28,767
      2,991       GNMA II Pool #1596                                     9.000%       04/20/21           3,233
     37,364       GNMA II Pool #2268                                     7.500%       08/20/26          40,819
    130,779       GNMA II Pool #2442                                     6.500%       06/20/27         140,887
      4,632       GNMA II Pool #2855                                     8.500%       12/20/29           5,161
    214,264       GNMA II Pool #3284                                     5.500%       09/20/32         221,415
    511,675       GNMA II Pool #3388                                     4.500%       05/20/33         513,391
    109,958       GNMA II Pool #3401                                     4.500%       06/20/33         110,326
    166,121       GNMA II Pool #3554                                     4.500%       05/20/34         166,449
    843,969       GNMA II Pool #3556                                     5.500%       05/20/34         871,214
    481,820       GNMA II Pool #3689                                     4.500%       03/20/35         482,112
    214,159       GNMA II Pool #4149                                     7.500%       05/20/38         229,136
    901,607       GNMA II Pool #4308                                     5.000%       12/20/38         913,863
    486,476       GNMA II Pool #4412                                     5.000%       04/20/39         494,609
    165,645       GNMA II Pool #575787                                   5.760%       03/20/33         171,593
    127,039       GNMA II Pool #601255                                   6.310%       01/20/33         134,927
    108,010       GNMA II Pool #608120                                   6.310%       01/20/33         114,717
    312,370       GNMA II Pool #610116                                   5.760%       04/20/33         323,586
     71,773       GNMA II Pool #610143                                   5.760%       06/20/33          74,350
    309,044       GNMA II Pool #612121                                   5.760%       07/20/33         320,141
    332,937       GNMA II Pool #648541                                   6.000%       10/20/35         346,201
     88,504       GNMA II Pool #81161(1)                                 5.500%       11/20/34          90,771
      1,285       GNMA Pool #176992                                      8.000%       11/15/16           1,404
      2,025       GNMA Pool #177784                                      8.000%       10/15/16           2,211
     10,060       GNMA Pool #192357                                      8.000%       04/15/17          11,025
      4,617       GNMA Pool #194057                                      8.500%       04/15/17           5,014
      2,175       GNMA Pool #194287                                      9.500%       03/15/17           2,383
      1,124       GNMA Pool #196063                                      8.500%       03/15/17           1,220
      6,247       GNMA Pool #211231                                      8.500%       05/15/17           6,783
      1,191       GNMA Pool #212601                                      8.500%       06/15/17           1,293
      1,638       GNMA Pool #220917                                      8.500%       04/15/17           1,779
      5,769       GNMA Pool #223348                                     10.000%       08/15/18           6,302
      5,405       GNMA Pool #228308                                     10.000%       01/15/19           5,905
      2,524       GNMA Pool #230223                                      9.500%       04/15/18           2,770
      3,607       GNMA Pool #260999                                      9.500%       09/15/18           3,958
      5,124       GNMA Pool #263439                                     10.000%       02/15/19           5,571
      1,338       GNMA Pool #265267                                      9.500%       08/15/20           1,472
      1,624       GNMA Pool #266983                                     10.000%       02/15/19           1,766
        756       GNMA Pool #286556                                      9.000%       03/15/20             821
      2,005       GNMA Pool #301366                                      8.500%       06/15/21           2,175
      4,398       GNMA Pool #302933                                      8.500%       06/15/21           4,772
     10,384       GNMA Pool #308792                                      9.000%       07/15/21          11,268
      1,806       GNMA Pool #314222                                      8.500%       04/15/22           1,955
      3,279       GNMA Pool #315187                                      8.000%       06/15/22           3,595
     10,221       GNMA Pool #315754                                      8.000%       01/15/22          11,206
     24,804       GNMA Pool #319441                                      8.500%       04/15/22          26,856
      7,590       GNMA Pool #325165                                      8.000%       06/15/22           8,321
      8,619       GNMA Pool #335950                                      8.000%       10/15/22           9,450
    164,601       GNMA Pool #346987                                      7.000%       12/15/23         178,926
     66,419       GNMA Pool #352001                                      6.500%       12/15/23          70,594
     24,971       GNMA Pool #352110                                      7.000%       08/15/23          27,144
     48,018       GNMA Pool #368238                                      7.000%       12/15/23          52,197
     47,736       GNMA Pool #372379                                      8.000%       10/15/26          52,671
     57,419       GNMA Pool #396537                                      7.490%       03/15/25          62,925
     42,925       GNMA Pool #399726                                      7.490%       05/15/25          47,041
    131,061       GNMA Pool #399788                                      7.490%       09/15/25         143,628
     29,026       GNMA Pool #399958                                      7.490%       02/15/27          31,829
     28,574       GNMA Pool #399964                                      7.490%       04/15/26          31,321
     59,296       GNMA Pool #410215                                      7.500%       12/15/25          65,003
      6,703       GNMA Pool #414736                                      7.500%       11/15/25           7,348
     36,240       GNMA Pool #420707                                      7.000%       02/15/26          39,507
     19,873       GNMA Pool #421829                                      7.500%       04/15/26          21,790
     10,851       GNMA Pool #431036                                      8.000%       07/15/26          11,973
     14,493       GNMA Pool #431612                                      8.000%       11/15/26          15,991
     28,992       GNMA Pool #438004                                      7.490%       11/15/26          31,779
      8,216       GNMA Pool #442190                                      8.000%       12/15/26           9,065
     14,151       GNMA Pool #449176                                      6.500%       07/15/28          15,286
     22,397       GNMA Pool #462623                                      6.500%       03/15/28          24,194
    254,674       GNMA Pool #471369                                      5.500%       05/15/33         264,682
     22,211       GNMA Pool #475149                                      6.500%       05/15/13          23,743
    136,964       GNMA Pool #489377                                      6.375%       03/15/29         146,886
     37,440       GNMA Pool #524811                                      6.375%       09/15/29          40,152
     27,536       GNMA Pool #538314                                      7.000%       02/15/32          29,898
    262,642       GNMA Pool #595606                                      6.000%       11/15/32         276,092
     30,557       GNMA Pool #602377                                      4.500%       06/15/18          31,893
     36,324       GNMA Pool #603377                                      4.500%       01/15/18          37,912
    166,545       GNMA Pool #616829                                      5.500%       01/15/25         176,461
    467,597       GNMA Pool #624600                                      6.150%       01/15/34         492,306
     97,430       GNMA Pool #640940                                      5.500%       05/15/35         101,015
     90,588       GNMA Pool #658267                                      6.500%       02/15/22          96,701
  1,981,678       GNMA Pool #711856                                      5.500%       04/15/39       2,044,534
     46,922       GNMA Pool #780429                                      7.500%       09/15/26          51,444
    159,477       GNMA Pool #780977                                      7.500%       12/15/28         174,887
    404,181       GNMA Pool #781120                                      7.000%       12/15/29         441,342
  1,057,952       GNMA Series 1999-4, Class ZB                           6.000%       02/20/29       1,131,571
    257,213       GNMA Series 1999-25, Class TB                          7.500%       07/16/29         280,794
    397,045       GNMA Series 2000-14, Class PD                          7.000%       02/16/30         428,396
    334,026       GNMA Series 2001-4, Class PM                           6.500%       03/20/31         357,081
    189,310       GNMA Series 2002-7, Class PG                           6.500%       01/20/32         201,604
    418,760       GNMA Series 2002-22, Class GF                          6.500%       03/20/32         448,790
    288,641       GNMA Series 2002-40, Class UK                          6.500%       06/20/32         309,465
    230,082       GNMA Series 2002-45, Class QE                          6.500%       06/20/32         246,317
  1,588,814       GNMA Series 2002-47, Class PG                          6.500%       07/16/32       1,704,460
    427,616       Vendee Mortgage Trust, Series 1996-1, Class 1Z         6.750%       02/15/26         456,771
    347,925       Vendee Mortgage Trust, Series 1998-1, Class 2E         7.000%       09/15/27         376,229
                                                                                                  ------------
Total Agency Mortgage-Backed Securities (identified cost, $35,659,038)                             $36,967,310
                                                                                                  ------------
TOTAL INVESTMENTS (identified cost, $36,911,137)-- 99.1%                                           $38,047,977
                                                                                                  ------------
OTHER ASSETS, LESS LIABILITIES-- 0.9%                                                                  337,282
                                                                                                  ------------
NET ASSETS-- 100.0%                                                                                $38,385,259
                                                                                                  ============


FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

(1) Adjustable rate security. Rate shown is the rate at period end.

See notes to financial statements


WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2009 (Unaudited)
------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost $36,911,137) (Note 1A)     $ 38,047,977
  Cash                                            1,427,082
  Receivable for investments sold                 2,213,372
  Receivable for fund shares sold                    25,591
  Interest receivable                               183,440
  Prepaid expenses                                   22,825
                                               ------------
   Total assets                                $ 41,920,287
                                               ------------

LIABILITIES:
  Payable for investments purchased            $  3,450,969
  Payable for fund shares reacquired                 13,989
  Distributions payable                              54,267
  Accrued expenses and other liabilities             15,803
                                               ------------
   Total liabilities                           $  3,535,028
                                               ------------
NET ASSETS                                     $ 38,385,259
                                               ============


NET ASSETS CONSIST OF:
  Paid-in capital                              $ 38,068,570
  Accumulated net realized loss on investments  (1,059,055)
  Accumulated undistributed net
   investment income                                238,904
  Unrealized appreciation of investments          1,136,840
                                               ------------
  Net assets applicable to outstanding shares  $ 38,385,259
                                               ============

  SHARES OF BENEFICIAL INTEREST OUTSTANDING       3,928,854
                                               ============

  NET ASSET VALUE, OFFERING PRICE, AND
   REDEMPTION PRICE PER SHARE OF
   BENEFICIAL INTEREST                         $       9.77
                                               ============

See notes to financial statements

                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2009 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1C)
  Interest income                              $  1,234,986
  Other income                                        2,386
                                               ------------
   Total investment income                     $  1,237,372
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)             $     87,825
   Administrator fee (Note 3)                        17,565
   Compensation of Trustees who are not employees
    of the investment adviser or administrator        9,751
   Custodian fee (Note 1F)                           35,263
   Distribution expenses (Note 4)                    48,792
   Transfer and dividend disbursing agent fees       10,085
   Printing                                           1,495
   Shareholder communications                         2,214
   Audit services                                    19,020
   Legal services                                     1,405
   Registration costs                                 9,540
   Miscellaneous                                      3,991
                                               ------------
    Total expenses                             $    246,946
                                               ------------

  Deduct -
   Waiver and/or reimbursement by the principal
    underwriter and/or investment adviser
    (Note 3 and 4)                             $   (64,713)
   Reduction of custodian fee (Note 1F)                (38)
                                               ------------
    Total deductions                           $   (64,751)
                                               ------------
    Net expenses                               $    182,195
                                               ------------
    Net investment income                      $  1,055,177
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investment
     transactions                              $    438,827
   Net change in unrealized appreciation
    (depreciation)
    on investments                                (278,317)
                                               ------------
   Net realized and unrealized gain
    on investments                             $    160,510
                                               ------------
   Net increase in net assets from operations  $  1,215,687
                                               ============


See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------


                                                                                     Six Months Ended         Year Ended,
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2009       December 31, 2008
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income                                                           $   1,055,177          $   1,845,902
     Net realized gain (loss) on investment transactions                                   438,827               (20,196)
     Net change in unrealized appreciation (depreciation) on investments                 (278,317)                476,154
                                                                                     --------------         --------------
       Net increase in net assets from operations                                    $   1,215,687          $   2,301,860
                                                                                     --------------         --------------

   Distributions to shareholders (Note 2)
     From net investment income                                                      $   (936,009)          $ (1,894,445)
                                                                                     --------------         --------------
       Total distributions                                                           $   (936,009)          $ (1,894,445)
                                                                                     --------------         --------------
   Net decrease in net assets from fund share transactions (Note 6)                  $   (700,628)          $ (1,300,367)
                                                                                     --------------         --------------
   Net decrease in net assets                                                        $   (420,950)          $   (892,952)

NET ASSETS:
   At beginning of period                                                               38,806,209             39,699,161
                                                                                     --------------         --------------
   At end of period                                                                  $  38,385,259          $  38,806,209
                                                                                     ==============         ==============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD                                                    $     238,904          $     119,736
                                                                                     ==============         ==============

See notes to financial statements

WRIGHT CURRENT INCOME FUNd (WCIF)
-------------------------------------------------------------------------------




                                                Six Months
                                               Ended June 30                      Year Ended December 31,
                                             -----------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              2009(3)      2008(3)       2007(3)       2006         2005        2004
--------------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)

Net asset value, beginning of period             $  9.700     $  9.590     $   9.510    $   9.610    $   9.890     $ 10.490
                                                 ----------   ----------   ----------   ----------   ----------    ----------

Income (loss) from investment operations:
   Net investment income(1)                      $  0.262     $  0.447     $   0.455    $   0.427    $   0.400     $  0.447
   Net realized and unrealized gain (loss)          0.040        0.122         0.078       (0.063)      (0.230)      (0.112)
                                                 ----------   ----------   ----------   ----------   ----------    ----------
     Total income from investment operations     $  0.302     $  0.569     $   0.533    $   0.364    $   0.170     $  0.335
                                                 ----------   ----------   ----------   ----------   ----------    ----------

Less distributions:
   From net investment income                    $ (0.232)    $ (0.459)    $  (0.444)   $  (0.447)   $  (0.430)    $ (0.482)
   From net realized gains                          -            -            (0.009)      (0.017)      (0.020)      (0.453)
                                                 ----------   ----------   ----------   ----------   ----------    ----------
     Total distributions                         $ (0.232)    $ (0.459)    $  (0.453)   $  (0.464)   $  (0.450)    $ (0.935)
                                                 ----------   ----------   ----------   ----------   ----------    ----------
Net asset value, end of period                   $  9.770     $  9.700     $   9.590    $   9.510    $   9.610     $  9.890
                                                 ==========   ==========   ==========   ==========   ==========    ==========
Total Return(2)                                     3.14%(5)      6.10%        5.77%        3.92%        1.76%        3.29%
                                                 ==========   ==========   ==========   ==========   ==========    ==========

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted)       $  38,385    $  38,806    $  39,699    $  40,474    $  33,861     $ 35,013
   Ratios (As a percentage of average daily net assets):
     Net expenses                                   0.93%(4)     0.96%         0.96%        0.96%        0.97%        0.97%
     Net expenses after custodian fee reduction     0.93%(4)     0.95%         0.95%        0.95%        0.95%        0.95%
     Net investment income                          5.41%(4)     4.66%         4.80%        4.47%        4.12%        4.29%
   Portfolio turnover rate                            38%(5)       57%           47%          75%         103%          27%
--------------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2009 and for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, the operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   2009         2008          2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------------------------------

   Net investment income per share               $  0.246     $  0.420     $   0.429    $   0.391    $   0.369     $  0.410
                                                 ==========   ==========   ==========   ==========   ==========    ==========
   Ratios (As a percentage of average daily net assets):

     Expenses                                       1.27%(4)     1.24%         1.23%        1.31%        1.30%        1.28%
                                                 ==========   ==========   ==========   ==========   ==========    ==========
     Expenses after custodian fee reduction         1.27%(4)     1.23%         1.22%        1.30%        1.28%        1.25%
                                                 ==========   ==========   ==========   ==========   ==========    ==========
     Net investment income                          5.07%(4)     4.38%         4.52%        4.13%        3.80%        3.99%
                                                 ==========   ==========   ==========   ==========   ==========    ==========

--------------------------------------------------------------------------------------------------------------------------------


(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)  Certain per share amounts are based on average shares outstanding.
(4)  Annualized.
(5)  Not annualized.

See notes to financial statements


WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies
     -------------------------------
The Wright Managed Income Trust (the Trust), issuer of Wright Total Return Bond Fund (WTRB) series and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. WTRB seeks a superior rate of total return, consisting of a high level of income plus price appreciation. WCIF seeks a high level of current income consistent with moderate fluctuations of principal.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by third party pricing services, when in the services' judgment, these prices are representative of the securities' market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service as described above. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Funds in a manner that most fairly reflects the security's value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B. Investment Transactions - Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C. Interest Income - Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D. Federal Taxes - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2008, WTRB and WCIF, for federal income tax purposes, had capital loss carryovers of $2,067,378 and $1,302,373, respectively, which will reduce the respective Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the respective Fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

                December 31,               WTRB                      WCIF
-------------------------------------------------------------------------------
                   2010              $     508,606             $         -
                   2011                        -                    476,275
                   2012                        -                    469,640
                   2013                    270,953                  196,117
                   2014                  1,088,772                       -
                   2015                    199,047                  160,341
-------------------------------------------------------------------------------


Additionally, at December 31, 2008, WCIF had net capital losses of $98,225 attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Fund's taxable year ending December 31, 2009.

A capital loss carryover of $1,302,373, included in WCIF's amount in the table above, is available to the Fund as a result of the reorganization of Wright U.S. Government Near Term Fund on December 9, 2006. Utilization of this capital loss carryover may be limited in accordance with certain income tax regulations.

As of June 30, 2009, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E. Expenses - The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

F. Expense Reduction - State Street Bank & Trust Company (SSBT) serves as custodian to the Funds. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Funds maintain with SSBT. All credit balances, if any, used to reduce the Funds' custodian fees are reported as a reduction of expenses in the Statements of Operations.

G. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H. Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Funds. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

I. Interim Financial Statements - The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Trust's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2.   Distributions to Shareholders
     ------------------------------
The net investment income of each Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3.   Investment Adviser Fee and Other Transactions With Affiliates
     ---------------------------------------------------------------
The investment adviser fee is earned by Wright Investors' Service, Inc. (Wright) as compensation for investment advisory services rendered to the Funds. The fee is computed at an annual rate of 0.45% of the average daily net assets for WTRB and WCIF up to $100 million and at reduced rates as net assets exceed that level, and is payable monthly. For the year ended December 31, 2008, the fee and the effective annual rate as a percentage of average daily net assets for each of the Funds were as follows:

            Fund           Investment Adviser Fee       Effective Annual Rate
           -------------------------------------------------------------------
            WTRB           $      50,772                      0.45%
            WCIF                  87,825                      0.45%
------------------------------------------------------------------------------


The administrator fee is earned by Eaton Vance Management (Eaton Vance) for administering the business affairs of each Fund and is computed at an annual rate of 0.07% of the average daily net assets up to $100 million for WTRB and an annual rate of 0.09% of the average daily net assets up to $100 million for WCIF, and at reduced rates as net assets exceed that level. For the six months ended June 30, 2009, the administrator fee for WTRB and WCIF amounted to $7,898 and $17,565, respectively. Wright also waived and/or reimbursed expenses for WTRB and WCIF (see Note 4).

Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations and/or the Funds' principal underwriter. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

4.   Distribution Plans and Service Plans
    --------------------------------------
The Trust has in effect a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each Fund will pay Wright Investors' Service Distributors, Inc. (WISDI), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% per annum of the average daily net assets of each Fund for distribution services and facilities provided to each Fund by WISDI. Distribution fees paid or accrued to WISDI for the six months ended June 30, 2009 for WTRB and WCIF amounted to $28,207 and $48,792, respectively. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the Funds to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund's shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of each Fund's average daily net assets. For the six months ended June 30, 2009, the Funds did not accrue or pay any service fees. Pursuant to an Expense Limitation Agreement, Wright and WISDI have agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses after custodian fee reductions, if any, exceed 0.95% and 1.00% of the average daily net assets of WTRB and WCIF, respectively, through April 30, 2010. Thereafter, the waiver and reimbursement may be changed or terminated at any time. Prior to May 1, 2009, Wright and WISDI had agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses after custodian fee reductions, if any, exceeded 0.95% of the average daily net assets of WCIF. In addition, Wright and WISDI have voluntarily agreed to further limit the total annual operating expenses after custodian fee reductions, if any, of WTRB to 0.70% and of WCIF, effective May 1, 2009, to 0.90% of its average daily net assets. Such voluntary limitation may be terminated at any time. Pursuant to this agreement and voluntary limitation, Wright and WISDI waived and/or reimbursed expenses in the aggregate of $97,267 and $64,713 for WTRB and WCIF, respectively.

5.   Investment Transactions
    -----------------------------
Purchases and sales (including maturities and paydowns) of investments, other than short-term obligations, were as follows:

                                                                          Six Months Ended June 30, 2009
                                                                         --------------------------------
                                                                      WTRB                               WCIF
--------------------------------------------------------------------------------------------------------------------------------

     Purchases -
     Non-U.S. Government & Agency Obligations                 $        3,161,070                 $            -
                                                                ----------------                   ----------------
     U.S. Government & Agency Obligations                     $        4,254,551                 $       14,740,168
                                                                ----------------                   ----------------


     Sales -
     Non-U.S. Government & Agency Obligations                 $        2,044,316                 $          165,443
                                                                ----------------                   ----------------
     U.S. Government & Agency Obligations                     $        6,321,565                 $       14,933,761
                                                                ----------------                   ----------------

--------------------------------------------------------------------------------------------------------------------------------



6.   Shares of Beneficial Interest
     ------------------------------
The  Declaration  of Trust permits the Trustees to issue an unlimited  number of
full  and  fractional  shares  of  beneficial   interest  (without  par  value).
Transactions in Fund shares were as follows:

                                                                   Six Months Ended                    Year Ended
                                                               June 30, 2009 (Unaudited)            December 31, 2008
                                                               -------------------------            -----------------
                                                               Shares            Amount         Shares            Amount
--------------------------------------------------------------------------------------------------------------------------------

Wright Total Return Bond Fund--
   Sold                                                        138,634   $    1,670,478         496,389     $   5,923,634
   Issued to shareholders in payment of distributions declared  40,503          487,788          77,959           940,667
     Redemptions                                              (263,075)      (3,156,966)       (650,751)       (7,839,428)
                                                            ------------  ---------------   ------------    ---------------
         Net decrease                                          (83,938)   $    (998,700)        (76,403)    $    (975,127)
                                                             ============  ===============   ============    ===============



 Wright Current Income Fund--
   Sold                                                         536,016   $    5,224,961         902,053    $   8,661,740
   Issued to shareholders in payment of distributions declared   62,602          610,788         131,890        1,262,992
     Redemptions                                               (669,692)      (6,536,377)     (1,174,591)      (11,225,099)
                                                             ------------  ---------------   ------------    ---------------
         Net decrease                                           (71,074)   $    (700,628)       (140,648)    $  (1,300,367)
                                                             ============  ===============   ============    ===============



7.   Federal Income Tax Basis of Investments
     ----------------------------------------
The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2009, as computed on a federal income tax basis, were as follows:

                                                                      WTRB                               WCIF
--------------------------------------------------------------------------------------------------------------------------------

         Aggregate cost                                       $       22,339,502                 $       36,827,446
                                                                ================                   ================
         Gross unrealized appreciation                        $          736,651                 $        1,425,892
         Gross unrealized depreciation                                 (667,453)                          (205,361)
                                                                ----------------                   ----------------
         Net unrealized appreciation (depreciation)           $           69,198                 $        1,220,531
                                                                ================                   ================

--------------------------------------------------------------------------------------------------------------------------------


8.   Line of Credit
     --------------
The Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $10 million line of credit is allocated among the participating funds at the end of each quarter. At June 30, 2009, there were no outstanding balances pursuant to this line of credit.

The average borrowings and average interest rate for the six months ended June 30, 2009 were as follows:

                                            WTRB                  WCIF
-------------------------------------------------------------------------------

          Average borrowings          $   1,061               $       -
          Average interest rate            1.0%                       -

-------------------------------------------------------------------------------


9.   Fair Value Measurements
    -------------------------
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements" established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

     o Level 1 - quoted prices in active markets for identical investments

     o Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

     o Level 3 - significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2009, the inputs used in valuing each Fund's investments, which are carried at value, were as follows:

WTRB

                                         Quoted Prices in
                                        Active Markets for     Significant Other        Significant
Asset Description                        Identical Assets      Observable Inputs    Unobservable Inputs          Total
                                             (Level 1)             (Level 2)             (Level 3)
--------------------------------------------------------------------------------------------------------------------------------

Total Investments                             $     -             $22,408,700             $     -             $22,408,700
--------------------------------------------------------------------------------------------------------------------------------


WCIF

                                         Quoted Prices in
                                        Active Markets for     Significant Other        Significant
Asset Description                        Identical Assets      Observable Inputs    Unobservable Inputs          Total
                                             (Level 1)             (Level 2)             (Level 3)
--------------------------------------------------------------------------------------------------------------------------------

Total Investments                             $     -             $38,047,977             $     -             $38,047,977
--------------------------------------------------------------------------------------------------------------------------------


The Funds held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

10.  Review for Subsequent Events
     ------------------------------
In connection with the preparation of the financial statements of the Funds as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 18, 2009, the date the financial statements were issued, have been evaluated by the Funds' management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

                                BOARD OF TRUSTEES
              ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

     IN EVALUATING THE INVESTMENT ADVISORY CONTRACTS, THE INDEPENDENT TRUSTEES MET SEPARATELY FROM THE INTERESTED TRUSTEES AND REVIEWED AND CONSIDERED MATERIALS FURNISHED BY WRIGHT, INCLUDING INFORMATION REGARDING WRIGHT, ITS AFFILIATES AND PERSONNEL, OPERATIONS AND FINANCIAL CONDITION. THE INDEPENDENT TRUSTEES DISCUSSED WITH REPRESENTATIVES OF WRIGHT THE PORTFOLIO MANAGEMENT AND OPERATIONS OF THE FUNDS AND THE CAPABILITIES OF WRIGHT TO PROVIDE ADVISORY AND OTHER SERVICES TO EACH FUND. THE INDEPENDENT TRUSTEES CONSIDERED, AMONG OTHER THINGS, THE FOLLOWING:

EQUITY FUNDS AND INCOME FUNDS
-----------------------------

     o Whether the advisory arrangements are fair and reasonable relative to possible alternative arrangements. The Trustees concluded that the advisory fees paid by the Funds are reasonable.

     o Whether advisory services are being provided as agreed to. The Trustees concluded that the services being provided by the adviser are as agreed to in the advisory contract.

     o Whether compensation paid by a Fund to the adviser is fair and reasonable in relation to the services provided and the charges by other advisers for similar services. The Trustees concluded that the compensation paid by the Funds to the adviser is in the average range of compensation charged by other advisers for similar services and is reasonable.

     o Fees and expense ratios compared to similar funds. The Trustees concluded that the expense ratios of the Funds are lower than the average for similar funds.

     o Performance and relationship of fees and performance. The Trustees concluded that in most cases the performance results of the Funds were at least in the mid-range of similar funds while their expense ratios were generally lower.

     o Analysis of each Fund's profitability to the adviser. The Trustees concluded that the profitability to the adviser of each Fund was reasonable and not excessive.

     o The adviser's financial condition and the overall organization of the adviser.

     o Sales and redemption data. The Trustees reviewed the information which had been provided to them relating to sales and redemptions and Wright's marketing strategies to try to increase assets under management.

     o The economic outlook and the general investment outlook in the relevant investment markets. The Trustees have received a presentation on the overall economic outlook and investment outlook of both equity and income markets at each Board meeting.

     o The resources devoted to compliance efforts undertaken by the adviser and the record of compliance with investment policies and restrictions and with policies on personal securities transactions. The Trustees have approved and met separately with the Funds' Chief Compliance Officer.

Additional Considerations for Equity Funds
--------------------------------------------

     o The allocation of brokerage and any benefits received by the adviser as a result of brokerage allocation. The Trustees reviewed the Trading Analysis included in the material provided in advance of the meeting.

     The Independent Trustees' Committee did not consider any single factor as controlling in their consideration of the renewal of the Investment Advisory Contracts, nor are the considerations described above all encompassing. Based on their consideration of all factors which they considered material, and with the assistance of independent counsel, the Independent Trustees' Committee concluded that the renewal of the Investment Advisory Contracts with its current fee structure is in the interests of the shareholders.

                IMPORTANT NOTICES REGARDING PRIVACY, DELIVERY OF
           SHAREHOLDER DOCUMENTS, PORTFOLIO HOLDINGS AND PROXY VOTING

                         WRIGHT MANAGED INVESTMENT FUNDS
                         WRIGHT INVESTORS' SERVICE, INC.
                  WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC.
                             EATON VANCE MANAGEMENT

                                 PRIVACY POLICY
                              -------------------

     Wright is committed to ensuring your financial privacy. Each of the above financial institutions has the following policy in effect with respect to nonpublic personal information about its customers:

     o The only such information we collect is information received from customers, through application forms or otherwise, and information which we necessarily receive in connection with your Wright fund transactions.

     o We will not disclose this information to anyone except as required or permitted by law. Such disclosure includes that made to other companies such as transfer agents and their employees and to our employees, in each case as necessary to service your account.

     o We have adopted policies and procedures  (including physical,  electronic
       and   procedural   safeguards)   that  are   designed   to  protect   the
       confidentiality of this information.

     For more information about Wright's privacy policies please feel free to call 1-800-888-9471.

          Important Notice Regarding Delivery of Shareholders Documents
         ---------------------------------------------------------------

     The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

     Wright, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Wright, or your financial adviser, otherwise.

     If you would prefer that your Wright documents not be householded, please contact Wright at 1-800-888-9471, or your financial adviser.

     Your instructions that householding not apply to delivery of your Wright documents will be effective within 30 days of receipt by Wright or your financial adviser.

                               Portfolio Holdings
                            ------------------------

     In accordance with rules established by the SEC, the funds send semi-annual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth quarters, respectively, within 60 days of quarter-end and after filing with the SEC. The funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The funds' complete portfolio holdings as reported in annual and semi-annual reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://sec.gov/info/edgar/prrules.htm or by calling 1-800-SEC-0330). After filing, the funds' portfolio holdings as reported in annual and semi-annual reports are also available on Wright's website at www.wisi.com and are available upon request at no additional cost by contacting Wright at 1-800-888-9471.

                      Proxy Voting Policies and Procedures
                  --------------------------------------------

     From time to time funds are required to vote proxies related to the securities held by the funds. The Wright Managed Funds vote proxies according to a set of policies and procedures approved by the Funds' Board. You may obtain a description of these policies and procedures and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 without charge, upon request, by calling 1-800-888-9471. This description is also available on the Securities and Exchange Commissions website at http://www.sec.gov.

WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC.
440 Wheelers Farms Road, Milford, CT 06461



SEMI-ANNUAL REPORT

         OFFICERS AND TRUSTEES OF THE FUNDS
         Peter M. Donovan, President and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President
         James J. Clarke, Trustee
         Dorcas R. Hardy, Trustee
         Richard E. Taber, Trustee
         Janet E. Sanders, Secretary
         Barbara E. Campbell, Treasurer



         ADMINISTRATOR
         Eaton Vance Management
         Two International Place
         Boston, Massachusetts 02110


         INVESTMENT ADVISER
         Wright Investors' Service, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06461


         PRINCIPAL UNDERWRITER
         Wright Investors' Service Distributors, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06461
         (800) 888-9471
         e-mail: wright@wisi.com


         CUSTODIAN
         State Street Bank and Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116


         TRANSFER AND DIVIDEND DISBURSING AGENT
         Atlantic Fund Administration, LLC
         P.O. Box 588
         Portland, ME 04112




         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-888-9471.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated James J. Clarke, an independent trustee, as its audit committee financial expert. Mr. Clarke is the Principal of Clarke Consulting, a financial management and strategic planning firm.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not required in filing.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

         Not required in Filing

ITEM 6. SCHEDULE OF INVESTMENTS

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

         Not required in Filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

         Not required in Filing

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not required in Filing

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors/trustees.

ITEM 11. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a)  (1) Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)  (2) Treasurer's and President's Section 302 certification.
(b)      Combined 906 certification.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Wright Managed Income Trust (On behalf of Wright Total Return Bond Fund and
-------------------------------------------------------------------------------
Wright Current Income Fund)
----------------------------



By:      /s/ Peter M. Donovan
         ---------------------
         Peter M. Donovan
         President


Date:  August 18,2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ Barbara E. Campbell
         -------------------------
         Barbara E. Campbell
         Treasurer

Date:   August 19,2009



By:      /s/ Peter M. Donovan
         ----------------------
         Peter M. Donovan
         President

Date:   August 18,2009